                                 SECURITIES AND EXCHANGE COMMISSION

                                       Washington, D.C.  20549

                                              Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _____

Post-Effective Amendment No.  35   (File No. 2-63552)           X

                                               and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.  36  (File No. 811-2901)                          X


IDS HIGH YIELD TAX-EXEMPT FUND, INC.
IDS Tower 10, Minneapolis, MN  55440

Leslie L. Ogg
901 S. Marquette Avenue, Suite 2810
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) immediately upon filing pursuant to paragraph (b)
  X   on January 29, 1998  pursuant to  paragraph  (b) of rule 485
      60 days after filing pursuant to paragraph (a)(i) on (date) pursuant to paragraph (a)(i)of rule 485
      75 days after filing pursuant to paragraph (a)(ii) on (date)pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

      This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Tax-Free Income Trust has also executed this Amendment to the Registration Statement.

Cross reference sheet showing the location in the prospectus and Statement of Additional Information of the information called for by items enumerated in Parts A and B of Form N-1A.

Negative answers omitted are so indicated.

                      PART A

Item No.       Section in Prospectus
1              Cover page of prospectus

2  (a)         Sales charge and Fund expenses
   (b)         The Fund in brief
   (c)         The Fund in brief

3  (a)         Financial highlights
   (b)         NA
   (c)         Performance
   (d)         Financial highlights

4  (a)         The Fund in brief;  Investment  policies  and  risks;  How the
               Fund and Portfolio are organized
   (b)         Investment policies and risks
   (c)         Investment policies and risks

5  (a)         Board members and officers
   (b)(i)      Investment manager; About American Express Financial
               Corporation - General information
   (b)(ii)     Investment manager
   (b)(iii)    Investment manager
   (c)         Portfolio manager
   (d)         Administrator and transfer agent
   (e)         Administrator and transfer agent
   (f)         Distributor
   (g)         Investment manager; About American Express Financial
               Corporation - General information

5A(a)          *
   (b)         *

6  (a)         Shares; Voting rights
   (b)         NA
   (c)         NA
   (d)         Voting rights
   (e)         Cover page; Special shareholder services
   (f)         Dividend and capital gain distributions; Reinvestments
   (g)         Taxes
   (h)         Alternative purchase arrangements; Special considerations
               regarding master/feeder structure

7  (a)         Distributor
   (b)         Valuing Fund shares
   (c)         How to purchase, exchange or redeem shares
   (d)         How to purchase shares
   (e)         NA
   (f)         Distributor
   (g)         Alternative purchase arrangements; Reductions and waivers of the sales charge

8  (a)         How to redeem shares
   (b)         NA
   (c)         How to purchase shares: Three ways to invest
   (d)         How to purchase, exchange or redeem shares: Redemption
               policies - "Important..."

9              None

                          PART B

Item No.       Section in Statement of Additional Information
10             Cover page of SAI

11             Table of Contents

12             NA

13 (a)         Additional Investment Policies; all appendices except
               Dollar-Cost Averaging
   (b)         Additional Investment Policies
   (c)         Additional Investment Policies
   (d)         Security Transactions

14 (a)         Board members and officers**; Board Members and Officers
   (b)         Board Members and Officers
   (c)         Board Members and Officers

15 (a)         NA
   (b)         Principal Holders of Securities, if applicable
   (c)         Board Members and Officers

16 (a)(i)      How the Fund and Portfolio are organized; About American Express
               Financial Corporation**
   (a)(ii)     Agreements: Investment Management Services Agreement,
               Plan and Agreement of Distribution
   (a)(iii)    Agreements: Investment Management Services Agreement
   (b)         Agreements: Investment Management Services Agreement
   (c)         NA
   (d)         Agreements: Administrative Services Agreement, Shareholder
               Service Agreement
   (e)         NA
   (f)         Agreements: Distribution Agreement
   (g)         NA
   (h)         Custodian Agreement; Independent Auditors
   (i)         Agreements: Transfer Agency Agreement; Custodian Agreement
17 (a)         Security Transactions
   (b)         Brokerage Commissions Paid to Brokers Affiliated with American
               Express Financial Corporation
   (c)         Security Transactions
   (d)         Security Transactions
   (e)         Security Transactions

18 (a)         Shares; Voting rights**
   (b)         NA

19(a)          Investing in the Fund
   (b)         Valuing Fund Shares; Investing in the Fund
   (c)         Redeeming Shares

20             Taxes

21 (a)         Agreements: Distribution Agreement
   (b)         NA
   (c)         NA

22 (a)         Performance Information (for money market funds only)
   (b)         Performance Information (for all funds except money market funds)
23             Financial Statements

*    Designates information is located in annual report.
**   Designates location in prospectus.

IDS High Yield Tax-Exempt Fund


Prospectus
Jan. 29, 1998



The goal of IDS High Yield Tax-Exempt Fund, Inc. is to provide high yield generally exempt from federal income taxes.


The Fund seeks to achieve its goal by investing all of its assets in Tax-Free High Yield Portfolio of Tax-Free Income Trust. The Portfolio is managed by American Express Financial Corporation and has the same goal as the Fund. This arrangement is commonly known as a master/feeder structure.


This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.

Additional  facts about the Fund are in a Statement  of  Additional  Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated by reference. For a free copy, contact American Express Shareholder Service.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Please note that the Fund:


o    is not a bank deposit
o    is not federally insured
o    is not endorsed by any bank or government agency
o    is not guaranteed to achieve its goal


American Express Shareholder Service
P.O. Box 534
Minneapolis, MN
55440-0534
800-862-7919
TTY:  800-846-4852
Web site address: http://www.americanexpress.com/advisors

Table of contents


The Fund in brief
         Goal
         Investment policies and risks
         Structure of the Fund
         Manager and distributor
         Portfolio manager
         Alternative purchase arrangements

Sales charge and Fund expenses

Performance
         Financial highlights
         Total returns
         Yield

Investment policies and risks
         Facts about investments and their risks
         Valuing Fund shares

How to purchase, exchange or redeem shares
         Alternative purchase arrangements
         How to  purchase  shares
         How to  exchange  shares
         How to redeem shares
         Reductions and waivers of the sales charge

Special shareholder services
         Services
         Quick telephone reference

Distributions and taxes
         Dividend and capital gain distributions
         Reinvestments
         Taxes
         How to determine the correct TIN

How the Fund and Portfolio are organized
         Shares
         Voting rights
         Shareholder meetings
         Special considerations regarding master/feeder structure Board members and officers
         Investment  manager
         Administrator  and  transfer  agent
         Distributor

About American Express Financial Corporation
         General information

Appendices

         Description of bond ratings
         Tax-exempt vs. taxable income
         Descriptions of derivative instruments

The Fund in brief

Goal


IDS High Yield Tax-Exempt Fund (the Fund) seeks to provide shareholders with a high yield generally exempt from federal income taxes. It does so by investing all of its assets in Tax-Free High Yield Portfolio (the Portfolio) of Tax-Free Income Trust (the Trust) rather than by directly investing in and managing its own portfolio of securities. Both the Fund and the Portfolio are diversified investment companies that have the same goal. Because any investment involves risk, achieving this goal cannot be guaranteed. The goal can be changed only by holders of a majority of outstanding securities.


The Fund may withdraw its assets from the Portfolio at any time if the board determines that it is in the best interests of the Fund to do so. In that event, the Fund would consider what action should be taken, including whether to retain an investment advisor to manage the Fund's assets directly or to reinvest all of the Fund's assets in another pooled investment entity.

Investment policies and risks


Both the Fund and the Portfolio have the same investment policies. Accordingly, the Portfolio usually invests in medium- and lower-quality bonds and notes issued by or on behalf of state and local governmental units whose interest generally is exempt from federal income tax. The Portfolio also may invest in derivative instruments and money market instruments. Some of the Portfolio's investments may be considered speculative and involve additional investment risks. For further information, refer to the later section in the prospectus titled "Investment policies and risks."


Structure of the Fund


This Fund uses what is commonly known as a master/feeder structure. This means that the Fund (the feeder fund) invests all of its assets in the Portfolio (the master fund). The Portfolio invests in and manages the securities and has the same goal and investment policies as the Fund. This structure is described in more detail in the section captioned "Special considerations regarding master/feeder structure." Here is an illustration of the structure:


                                              Investors buy
                                            shares in the Fund

                                             The Fund invests
                                             in the Portfolio

                                          The Portfolio invests
                                           in securities, such
                                            as stocks or bonds

Manager and distributor


The Portfolio is managed by American Express Financial Corporation (AEFC), a provider of financial services since 1894. AEFC currently manages more than $70 billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc. (AEFA), a wholly-owned subsidiary of AEFC.


Portfolio manager

Kurt Larson joined AEFC in 1961 and serves as vice president and senior portfolio manager. He has managed the assets of the Fund since 1979 and serves as portfolio manager of the Portfolio.

Alternative purchase arrangements

The Fund offers its shares in three classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemptions made within six years of purchase and an annual distribution (12b-1) fee. Class Y shares are sold without a sales charge to qualifying institutional investors.

Sales charge and Fund expenses

Shareholder transaction expenses are incurred directly by an investor on the purchase or redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares and include expenses charged by both the Fund and the Portfolio. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.

Shareholder transaction expenses

                                       Class A      Class B            Class Y
Maximum sales charge on purchases*
(as a percentage of offering price)       5%           0%                 0%
Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price)    0%           5%                 0%

Annual Fund and allocated Portfolio operating expenses (as a percentage of average daily net assets):


                              Class A            Class B             Class Y
Management fee**               0.44%              0.44%               0.44%
12b-1 fee                      0.00%              0.75%               0.00%
Other expenses***              0.26%              0.27%               0.19%
Total****                      0.70%              1.46%               0.63%

*This charge may be reduced depending on your total investments in IDS funds. See "Reductions of the sales charge." **The management fee is paid by the Trust on behalf of the Portfolio. ***Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. Class Y expenses have been restated to reflect the 0.10% shareholder services fee effective May 9, 1997. ****The Fund changed to a master/feeder structure on May 13, 1996. The board considered whether the aggregate expenses of the Fund and the Portfolio would be more or less than if the Fund invested directly in the type of securities being held by the Portfolio. AEFC agreed to pay the small additional costs required to use a master/feeder structure to manage the investment portfolio during the first year of its operation and half of such costs in the second year. These additional costs may be more than offset in subsequent years if the assets being managed increase.


Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:


          1 year          3 years          5 years              10 years
Class A    $57              $71             $ 87                  $133
Class B    $65              $86             $100                  $154**
Class B*   $15              $46             $ 80                  $154**
Class Y    $ 6              $20             $ 35                  $ 79


*Assuming Class B shares are not redeemed at the end of the period.
**Based on conversion of Class B shares to Class A shares after eight years.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

Performance

Financial highlights

                       Fiscal period ended Nov. 30,
                       Per share income and capital changesa

                                                   Class A
                            1997  1996  1995  1994   1993  1992  1991b 1990   1989  1988  1987

Net asset value,           $4.56  $4.66  $4.18  $4.76   $4.65  $4.55  $4.44  $4.57   $4.4  $4.34  $4.69
beginning of period

                       Income from investment operations:
Net investment income        .27   .27   .28     .30    .30     .31   .30    .34     .34   .34   .35

Net gains (losses)           .08  (.10)  .48    (.56)   .13     .12   .11   (.12)    .15   .08  (.34)
(both realized
and unrealized)

Total from investment        .35   .17   .76    (.26)   .43     .43   .41    .22     .49   .42   .01
operations

                       Less distributions:
Dividends from net          (.27) (.27) (.28)   (.30)  (.30)   (.32) (.30)  (.34)   (.34)  (.34) (.35)
investment income

Distributions from            --    --    --    (.02)  (.02)   (.01)   --   (.01)     --    --   (.01)
realized gains

Total distributions         (.27) (.27) (.28)   (.32)  (.32)   (.33)  (.30) (.35)   (.34)  (.34) (.36)

Net asset value,           $4.64  $4.56 $4.66   $4.18  $4.76   $4.65  $4.55  $4.44   $4.57  $4.42  $4.34
end of period

                       Ratios/supplemental data
                                     Class A
                            1997  1996   1995   1994   1993   1992  1991b   1990    1989   1988   1987

Net assets, end of        $5,785 $6,001 $6,316 $5,769 $6,733 $6,036 $5,291 $4,750  $4,594 $4,070 $3,740
period (in millions)

Ratio of expenses to        .70%  .70%   .68%   .59%   .61%   .62%   .60%d  .60%    .60%   .59%   .60%
average daily net assetsc

Ratio of net income (loss) 5.85% 6.02%  6.31%  6.50%  6.32%  6.86%  7.26%d 7.62%   7.50%  7.66%  7.80%
to average
daily net assets

Portfolio turnover rate       4%    9%   14%   17%     10%    12%    10%    22%     7%     13%    15%
(excluding short-term
securities)

Total returne               7.9%  4.0%  18.6% (5.8%)  9.6%  9.7%   10.1%d  5.5%   11.7%   11.2%  (1.8%)

aFor a share outstanding throughout the period. Rounded to the nearest cent.

bThe Fund's fiscal year-end was changed from Dec. 31 to Nov. 30, effective 1991.

cEffective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

dAdjusted to an annual basis.

eTotal return does not reflect payment of a sales charge.

                       Fiscal period ended Nov. 30,
                       Per share income and capital changesa

                                  Class B                  Class Y
                            1997  1996  1995b        1997  1996  1995b

Net asset value,           $4.56 $4.66 $4.46        $4.56 $4.66 $4.46
beginning of period

                       Income from investment operations:
Net investment income (loss) .23   .24   .19          .27   .28   .22

Net gains (losses)           .08  (.10)  .20          .08  (.10)  .20
(both realized
and unrealized)

Total from investment        .31   .14   .39          .35   .18   .42
operations

                       Less distributions:
Dividends from net          (.23) (.24) (.19)        (.27) (.28) (.22)
investment income

Net asset value,           $4.64 $4.56 $4.66        $4.64 $4.56 $4.66
end of period

                       Ratios/supplemental data
                              Class B                  Class Y
                         1997  1996  1995b        1997  1996  1995b
Net assets, end of       $190  $138   $71           $9   $21   $25
period (in millions)

Ratio of expenses to    1.46% 1.46% 1.48%d        .61%  .53%  .54%d
average daily net assetsc

Ratio of net income     5.06% 5.29% 5.36%d       5.88% 6.15% 6.32%d
(loss) to average
daily net assets

Portfolio turnover rate    4%    9%   14%           4%    9%   14%
(excluding short-term
securities)

Total returne            7.1%  3.2%  8.9%         8.0%  4.2%  9.5%

aFor a share outstanding throughout the period. Rounded to the nearest cent.

bInception date was March 20, 1995.

cEffective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

dAdjusted to an annual basis.

eTotal return does not reflect payment of a sales charge.


The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.


Average annual total returns as of Nov. 30, 1997

Purchase                        1 year       Since      5 years   10 years
made                             ago        inception     ago        ago
-------------------------- ----------------- -------------------- ------------
IDS High Yield Tax-Exempt
     Class A                    +2.47%         --        +5.47%    +7.52%
     Class B                    +3.08%       +5.83%*       --        --
     Class Y                    +7.96%       +8.10%*       --        --

Lehman Brothers
Municipal Bond Index
                                +7.18%       +7.40%**    +6.87%    +8.21%

*Inception date was March 20, 1995.
**Measurement period started April 1, 1995.

Cumulative total returns as of Nov. 30, 1997

Purchase                        1 year        Since       5 years    10 years
made                             ago         inception      ago         ago
-------------------------- ----------------- -------------------- -------------
IDS High Yield Tax-Exempt
     Class A                    +2.47%          --        +30.54%     +106.64%
     Class B                    +3.08%        +16.55%*      --           --
     Class Y                    +7.96%        +23.42%*      --           --

Lehman Brothers
Municipal Bond Index
                                +7.18%        +21.07%**    +39.43%     +120.18%

*Inception date was March 20, 1995.
**Measurement period started April 1, 1995.


These examples show total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to those of a popular index for the same periods. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges although not for other differences in expenses.

For purposes of calculation, information about the Fund assumes:
o        a sales charge of 5% for Class A shares
o redemption at the end of the period and deduction of the applicable contingent deferred sales charge for Class B shares
o        no sales charge for Class Y shares
o no adjustments for taxes an investor may have paid on the reinvested income and capital gains
o a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.

Lehman Brothers Municipal Bond Index is an unmanaged index made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Fund. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Yield


Yield is the net investment income earned per share for a specified time period, divided by the offering price at the end of the period. The Fund's SEC standardized yield for the 30-day period ended Nov. 28, 1997, was 4.51% for Class A, 3.99% for Class B and 4.82% for Class Y. The Fund calculates this 30-day SEC standardized yield by dividing:


o       net investment income per share deemed earned during a 30-day period by

o       the public offering price per share on the last day of the period, and

o       converting the result to a yearly equivalent figure

The Fund also may calculate a tax equivalent yield by dividing the tax-exempt portion of its yield by one minus a stated income tax rate. A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in exempt obligations.

These yield calculations do not include any contingent deferred sales charge, ranging from 5% to 0% on Class B shares, which would reduce the yields quoted.

The Fund's yield varies from day to day, mainly because share values and offering prices (which are calculated daily) vary in response to changes in interest rates. Net investment income normally changes much less in the short run. Thus, when interest rates rise and share values fall, yield tends to rise. When interest rates fall, yield tends to follow.

Past yields should not be considered an indicator of future yields.

Investment policies and risks


The policies described below apply both to the Fund and the Portfolio. Under normal market conditions, the Portfolio will invest at least 80% of its net assets in bonds and notes issued by or on behalf of state and local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax and is not subject to the alternative minimum tax. This policy cannot be changed without approval of a majority of outstanding voting securities. Other investments include derivative instruments, money market instruments and bonds subject to the alternative minimum tax computation.

The various types of investments the investment manager uses to achieve investment performance are described in more detail in the next section and in the SAI.

Facts about investments and their risks

Bonds and notes exempt from federal income taxes: The Portfolio usually invests in medium- and lower-quality notes rated A, BBB or BB by Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Services, Inc., or in securities the investment manager believes have similar qualities even though they are not rated or have been given a lower rating by a rating agency. The Portfolio invests in higher-quality bonds and notes when the difference in yield between higher- and lower-quality securities does not warrant the increase in risk or there is not an adequate supply of lower-quality securities. Securities that are subsequently downgraded in quality may continue to be held by the Portfolio and will be sold only when the investment manager believes it is advantageous to do so.


The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds or notes also fluctuates if the credit rating is upgraded or downgraded. The price of bonds or notes below investment grade may react more to the ability of the issuing company to pay interest or principal when due than to changes in interest rates. They have greater price fluctuations, are more likely to experience a default and sometimes are referred to as junk bonds. Reduced market liquidity for these bonds may occasionally make it more difficult to value them.


            Bond ratings and holdings for fiscal 1997


                                                          Percent of
                 S&P rating      Protection of            net assets
   Percent of    (or Moody's     principal and            in unrated securities
   net assets    equivalent)     interest                 assessed by AEFC


     21.38%       AAA           Highest quality              3.40%
      5.77        AA            High quality                    --
     14.72        A             Upper medium grade            0.22
     27.36        BBB           Medium grade                  2.12
      5.52        BB            Moderately speculative        9.75
      0.95        B             Speculative                   3.51
       --         CCC           Highly speculative            0.35
       --         CC            Poor quality                  0.03
       --         C             Lowest quality                  --
       --         D             In default                    0.73
      20.33       Unrated       Unrated securities            0.22


(See the Appendix to this prospectus describing bond ratings for further information.)

Bonds sold at a deep discount: Some bonds are sold at deep discounts because they do not pay interest until maturity. They include zero coupon bonds and PIK (pay-in-kind) bonds. Because such securities do not pay current cash income, the market value of these securities may be subject to greater volatility than other debt securities. To comply with tax laws, the Portfolio has to recognize a computed amount of interest income and pay dividends to shareholders even though no cash has been received. In some instances, the Portfolio may have to sell securities to have sufficient cash to pay the dividends.


Concentration: The Portfolio may invest more than 25% of its total assets in industrial revenue bonds, but it does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry or state. As the similarity in issuers increases, the potential for fluctuation in the net asset value of the Portfolio's shares also increases.


Derivative instruments: The investment manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the investment manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. The Portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Portfolio will designate cash or appropriate liquid assets to cover its portfolio obligations. The use of derivative instruments may produce taxable income. No more than 5% of the Portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Portfolio's assets at risk to 5%. The Portfolio is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The investment manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Portfolio's net assets will be held in securities and other instruments that are illiquid.

Money market instruments: Short-term tax-exempt debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Under extraordinary conditions where, in the opinion of the investment manager, appropriate short-term tax-exempt securities are not available, the Portfolio is authorized to make certain taxable investments as described in the SAI.


The investment policies described above may be changed by the boards.

Lending portfolio securities: The Portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Portfolio's net assets.

Valuing Fund shares

The public offering price is the net asset value (NAV) adjusted for the sales charge for Class A. It is the NAV for Class B and Class Y.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open). NAV generally declines as interest rates increase and rises as interest rates decline.

To establish the net assets, all securities held by the Portfolio are valued as of the close of each business day. In valuing assets:


o  Securities and assets with available market values are valued on that basis


o  Securities maturing in 60 days or less are valued at amortized cost

o Assets without readily available market values are valued according t methods selected in good faith by the board


How to purchase, exchange or redeem shares

Alternative purchase arrangements

The Fund offers three  different  classes of shares - Class A, Class B and Class
Y. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below. You may choose the class that best suits your circumstances and objectives.

                   Sales charge and
                   distribution
                   (12b-1) fee                 Service fee                    Other information

Class A            Maximum initial sales       0.175% of average daily net    Initial sales charge waived
                   charge of 5%; no 12b-1 fee  assets                         or reduced for certain
                                                                              purchases


Class B            No initial sales charge;    0.175% of average daily net    Shares convert to Class A
                   maximum CDSC of 5%          assets                         in the ninth year of
                   declines to 0% after six                                   ownership; CDSC waived in
                   years; 12b-1 fee of 0.75%                                  certain circumstances
                   of average daily net
                   assets

Class Y            None                        0.10% of average daily net     Available only to certain
                                               assets                         qualifying institutional
                                                                              investors

Conversion of Class B shares to Class A shares - During the ninth calendar year of owning your Class B shares, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. Class B shares that convert to Class A shares are not subject to a sales charge. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares. This means more of your money will be put to work for you.


Considerations in determining whether to purchase Class A or Class B shares - You should consider the information below in determining whether to purchase Class A or Class B shares. The distribution fee (included in "Ongoing expenses") and sales charges are structured so that you will have approximately the same total return at the end of eight years regardless of which class you chose.

                 Sales charges on purchase or redemption

If you purchase Class A shares                    If you purchase Class B shares

o You will not have all of your purchase            o All of your money is invested in
  price invested. Part of your purchase price         shares  of  stock. However, you will
  will go to pay the sales charge. You will           pay a sales charge if you redeem
  not pay a sales charge when you redeem your         your shares within six years of purchase.
  shares.

o You will be able to take advantage                o No reductions of the sales charge
  of reductions in the sales charge.                  are available for large purchases.

If your  investments  in IDS funds  that are  subject  to a sales  charge  total
$250,000 or more, you are better off paying the reduced sales charge in Class A than paying the higher fees in Class B. If you qualify for a waiver of the sales charge, you should purchase Class A shares.

                                             Ongoing expenses

If you purchase Class A shares                         If you purchase Class B shares


o Your  shares  will have a lower                       o The distribution and transfer
  expense ratio than Class B shares                       agency fees for Class B will
  because Class A does not pay a                          cause your shares to have a
  distribution fee and the transfer                       higher expense ratio and to pay
  agency fee for Class A is lower than                    lower dividends than Class A
  the fee for Class B. As a result, Class                 shares. In the ninth year of
  A shares will pay higher dividends than                 ownership, Class B shares will
  Class B shares.                                         convert to Class A shares and
                                                          you will no longer be subject
                                                          to higher fees.

You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in this analysis, the example in the "Sales charge and Fund expenses" section of the prospectus illustrates the charges applicable to each class of shares.


Class Y shares - Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:
     - uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has

         -    at least $10 million in plan assets or
         -    500 or more participants; or
     -   does not use daily transfer recordkeeping and has

         - at least $3 million invested in funds of the IDS MUTUAL FUND GROUP or
         - 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.


* Eligibility must be determined in advance by AEFA. To do so, contact you financial advisor.


How to purchase shares


If you are investing in this Fund for the first time, you will need to set up an account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

Important: When opening an account, you must provide your correct Taxpayer Identification Number (Social Security or Employer Identification number). See "Distributions and taxes."


When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

Purchase policies:

o        Investments   must  be  received  and   accepted  in  the   Minneapolis
         headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

o        The minimums allowed for investment may change from time to time.

o Wire orders can be accepted only on days when your bank, AEFC, the Fund and Norwest Bank Minneapolis are open for business.

o Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

o AEFC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o        You must pay any fee the bank charges for wiring.

o        The Fund reserves the right to reject any application for any reason.

o If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                                           Three ways to invest

1
By regular account          Send your check and application (or your name   Minimum amounts
                            and account number if you have an established   Initial investment: $2,000
                            account)  to:                                   Additional
                                                                            investments:        $   100
                            American Express Financial Advisors Inc.        Account balances:   $   300*
                            P.O. Box 74
                            Minneapolis, MN 55440-0074

                            Your financial advisor will help you with this process.


2
By scheduled investment     Contact your financial advisor to set up one    Minimum amounts
plan                        of the following scheduled plans:               Initial investment: $   100
                                                                            Additional
                            o automatic payroll deduction                   investments:        $   100/
                                                                                           each payment
                            o bank authorization                            Account balances:      none
                                                                             (on active plans of
                            o direct deposit of Social Security check       monthly payments)


                            o  other plan approved by the Fund               If account balance is below $2,000,
                                                                             frequency of payments must be at least
                                                                             monthly.

3
By wire                     If you have an established account, you may     If this information is not
                            wire money to:                                  included, the order may be
                                                                            rejected and all money
                            Norwest Bank Minneapolis                        received by the Fund, less any
                            Routing No. 091000019                           costs the Fund or AEFC incurs,
                            Minneapolis, MN                                 will be returned promptly.
                            Attn: Domestic Wire Dept.
                                                                            Minimum amounts
                            Give these instructions:                        Each wire investment:$1,000
                            Credit IDS Account #00-30-015 for personal
                            account # (your account number) for (your
                            name).

*If your account balance falls below $300, you will be asked in writing to bring it up to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be redeemed and the proceeds mailed to you. If you are in a "wrap-fee" program sponsored by AEFA and your wrap program balance falls below the required program minimum or is terminated, your shares will be redeemed and the proceeds mailed to you.

How to exchange shares


You can exchange your shares of the Fund at no charge for shares of the same class of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. Exchanges into IDS Tax-Free Money Fund must be made from Class A shares. For complete information on any other fund, including fees and expenses, read that fund's prospectus carefully.


If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.


For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot use the sales charge imposed on the purchase of Class A shares to create or increase a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.


How to redeem shares

You can redeem your shares at any time. American Express Shareholder Service will mail payment within seven days after receiving your request.

When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.


A redemption is a taxable transaction. If the proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability.


                         Two ways to request an exchange or redemption of shares

1
By letter                Include in your letter:
                         o the name of the fund (s)
                         o the class of shares to be exchanged or redeemed
                         o your account number(s) (for exchanges,  both
                           funds   must  be   registered   in  the   same
                           ownership)
                         o your  Taxpayer   Identification  Number (TIN)
                         o the dollar  amount or number of shares  you  want
                           to  exchange  or  redeem
                         o signature of all  registered  account owners
                         o for  redemptions,  indicate  how you want your
                           money   delivered   to   you
                         o any   paper certificates of shares you hold

                                  Regular mail:
                                  American Express Shareholder Service
                                  Attn: Redemptions
                                  P.O. Box 534
                                  Minneapolis, MN 55440-0534

                                  Express mail:
                                  American Express Shareholder Service
                                  Attn: Redemptions
                                  733 Marquette Ave.
                                  Minneapolis, MN 55402


2
By phone
American Express          o The Fund and AEFC will honor any telephone exchange
Financial Advisors          or redemption request believed to be authentic
Telephone Transaction       and will use reasonable procedures to confirm that
Service:                    they are.  This includes asking identifying
800-437-3133 or             questions and  tape recording calls. If reasonable
612-671-3800                procedures are followed, the Fund or  AEFC will not
                            be liable for any loss resulting from fraudulent
                            requests.
                          o Phone  exchange  and  redemption  privileges
                            automatically  apply  to all  accounts  except
                            custodial,  corporate or qualified  retirement
                            accounts  unless you request these  privileges
                            NOT   apply  by   writing   American   Express
                            Shareholder Service. Each registered owner must sign the request.
                          o AEFC  answers  phone requests  promptly,  but  you
                            may  experience delays  when call  volume is high.
                            If you are unable to get through, use mail procedure as an alternative.
                          o Acting on your instructions, your financial advisor
                            may conduct telephone transactions on your behalf.
                          o Phone privileges may be modified or discontinued
                            at any time.


                                  Minimum amount
                                  Redemption:     $     100

                                  Maximum amount
                                  Redemption:     $50,000

Exchange policies:

o You may make up to three exchanges within any 30-day period, with each limited to $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for anothe exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.

o AEFC and the Fund reserve the right to reject any exchange, limit the amount,or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Redemption policies:

o A "change of mind" option allows you to change your mind after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same account from which you redeemed. If you reinvest in Class A, you will purchase the new shares at net asset value rather than the offering price on the date of a new purchase. If you reinvest in Class B any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Includ your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.

o A telephone redemption request will not be allowed within 30 days of phoned-in address change.

Important: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AEFC that your check has cleared.)

                           Three ways to receive payment when you redeem shares


1                            o    Mailed to the address on record
By regular or                o    Payable to names listed on the account
express mail                      NOTE: You will be charged a fee if you request
                                  express mail delivery.


2                            o    Minimum wire redemption: $1,000
By wire                      o    Request that money be wired to your bank
                             o    Bank account must be in the same  ownership as
                                  the IDS fund account  NOTE:  Pre-authorization
                                  required.   For  instructions,   contact  your
                                  financial    advisor   or   American   Express
                                  Shareholder Service.

3                            o    Minimum payment: $50
By scheduled                 o    Contact your financial advisor or American
payout plan                       Express Shareholder Service to set up regular
                                  payments to you on a monthly, bimonthly, quarterly,semiannual or annual basis
                             o    Purchasing new shares while under a payout
                                  plan may be disadvantageous because of the sales charges

Reductions and waivers of the sales charge
Class A - initial sales charge alternative

On purchases of Class A shares, you pay a 5% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000:


Total investment                    Sales charge as a
                                    percentage of:*


                                    Public           Net
                                    offering         amount
                                    price            invested

Up to $50,000                       5.0%             5.26%
Next $50,000                        4.5              4.71
Next $400,000                       3.8              3.95
Next $500,000                       2.0              2.04
$1,000,000 or more                  0.0              0.00

* To calculate the actual sales charge on an investment greater than $50,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the SAI.

Reductions of the sales charge on Class A shares

Your sales charge may be reduced, depending on the totals of:

o    the amount you are investing in this Fund now;

o    the amount of your existing investment in this Fund, if any; and

o the amount you and your primary household group are investing or have in other funds in the IDS MUTUAL FUND GROUP that carry a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

Other policies that affect your sales charge:

o IDS Tax-Free Money Fund and Class A shares of IDS Cash Management Fund do not carry sales charges. However, you may count investments in these funds if you acquired shares in them by exchanging shares from IDS funds that carry sales charges.

o Employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for all shares purchased through that plan.

o If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent.

For more details, see the SAI.

Waivers of the sales charge for Class A shares Sales charges do not apply to:

o Current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses and unmarried children under 21.

o Current or retired American Express financial advisors, their spouses and unmarried children under 21.


o Investors who have a business relationship with a newly associated financial advisor who joined AEFA from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with AEFA,
(2) the purchase is made with proceeds of a redemption of shares that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds must be the result of a redemption of an equal or greater value where a sales load was previously assessed.

o Qualified employee benefit plans* using a daily transfer recordkeeping system offering participants daily access to IDS funds.

(Participants in certain qualified plans for which the initial sales charge is waived may be subject to a deferred sales charge of up to 4% on certain redemptions. For more information, see the SAI.)


o Shareholders who have at least $1 million invested in funds of the IDS MUTUAL FUND GROUP. If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption. The CDSC will be waived only in the circumstances described for waivers for Class B shares.

o Purchases made within 30 days after a redemption of shares (up to the amount redeemed): - of a product distributed by AEFA in a qualified plan subject to a deferred sales charge or - a qualified plan where American Express Trust Company has a recordkeeping, trustee, investment management or investment servicing relationship.


Send the Fund a written request along with your payment, indicating the amount of the redemption and the date on which it occurred.

o Purchases made with dividend or capital gain distributions from the same class of another fund in the IDS MUTUAL FUND GROUP that has a sales charge.


o Purchases made through or under a "wrap fee" product sponsored by AEFA (total amount of all investments must be $50,000); or a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company.

o Purchases made with the proceeds from IDS Life Real Estate Variable Annuity surrenders.

* Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.


Class B - contingent deferred sales charge alternative

Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:

If a redemption is                          The percentage rate
made during the                             for the CDSC is:

First year                                           5%
Second year                                          4%
Third year                                           4%
Fourth year                                          3%
Fifth year                                           2%
Sixth year                                           1%
Seventh year                                         0%

If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.

Waivers of the contingent deferred sales charge The CDSC on Class B shares will be waived on redemptions of shares:

o    In the event of the shareholder's death,
o Purchased by any board member, officer or employee of a fund or AEFC or its subsidiaries,

o    Held in a trusteed employee benefit plan,
o Held in IRAs or certain qualified plans for which American Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:
     -   at least 59-1/2 years old, and
     - taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by AEFA, or a custodian-to-custodian transfer to a product not distributed by AEFA, the CDSC will not be waived), or
     - redeeming under an approved substantially equal periodic payment arrangement.


Special shareholder services

Services

To help you track and evaluate the performance of your investments, AEFC provides these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

A personalized mutual fund progress report detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

Quick telephone reference


American Express Financial Advisors Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements
National/Minnesota:        800-437-3133
Mpls./St. Paul area:       671-3800



TTY Service
For the hearing impaired
800-846-4852


American Express Financial Advisors Easy Access Line
Automated account information  (TouchToneR phones only),  including current Fund
prices  and  performance,   account  values  and  recent  account   transactions
800-862-7919

Distributions and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

Dividend and capital gain distributions


The Portfolio allocates investment income from dividends and interest and net realized capital gains or losses, if any, to the Fund. The Fund deducts direct and allocated expenses from the investment income. The Fund's net investment income is distributed to you monthly as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized when a security is held for more than one year. The Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. These long-term capital gains will be subject to differing tax rates depending on the holding period of the underlying investments. Before they are distributed, net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)


Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class.

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o you request the Fund in writing or by phone to pay distributions to you in cash, or


o you direct the Fund to invest your distributions in the same class of another publicly available IDS fund for which you have previously opened an account.


The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.

If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares. Prior to reinvestment, no interest will accrue on amounts represented by uncashed distribution or redemption checks.


Taxes

The Fund has received a Private Letter Ruling from the Internal Revenue Service stating that, for purposes of the Internal Revenue Code, the Fund will be regarded as directly holding its allocable share of the income and gain realized by the Portfolio.

Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from other income earned and capital gain distributions are not exempt from federal income taxes.
Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the Fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on borrowed money used directly or indirectly to purchase Fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.


Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year). Long-term capital gains will be taxed at rates that vary depending upon the holding period. Long-term capital gains are divided into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months.

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.


If you do not provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o        a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o        criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN

                                           Use the Social Security or
For this type of account:                  Employer Identification number of:

Individual or joint account                The individual or individuals listed
                                           on the account

Custodian account of a minor (Uniform      The minor
Gifts/Transfers to Minors Act)

A living trust                              The grantor-trustee (the person who
                                            puts the money into the trust)

An irrevocable trust,                       The legal entity (not the personal
pension trust or estate                     representative or trustee, unless no
                                            legal entity is designated in the
                                            account title)

Sole proprietorship                         The owner

Partnership                                 The partnership

Corporate                                   The corporation

Association, club or tax-exempt             The organization
organization

For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Fund and Portfolio are organized

Shares

The Fund is owned by its shareholders. The Fund issues shares in three classes - Class A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of the Fund. Par value is one cent per share. Both full and fractional shares can be issued.

The Fund no longer issues stock certificates.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

Shareholder meetings

The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

Special considerations regarding master/feeder structure

The Fund pursues its goal by investing its assets in a master fund called the Portfolio. This means that the Fund does not invest directly in securities; rather the Portfolio invests in and manages its portfolio of securities. The Portfolio is a separate investment company, but it has the same goal and investment policies as the Fund. The goal and investment policies of the Portfolio are described under the captions "Investment policies and risks" and "Facts about investments and their risks." Additional information on investment policies may be found in the SAI.

Board considerations: The board considered the advantages and disadvantages of investing the Fund's assets in the Portfolio. The board believes that the master/feeder structure can be in the best interest of the Fund and its shareholders since it offers the opportunity for economies of scale. The Fund may redeem all of its assets from the Portfolio at any time. Should the board determine that it is in the best interest of the Fund and its shareholders to terminate its investment in the Portfolio, it would consider hiring an investment advisor to manage the Fund's assets, or other appropriate options. The Fund would terminate its investment if the Portfolio changed its goal, investment policies or restrictions without the same change being approved by the Fund.

Other feeders: The Portfolio sells securities to other affiliated mutual funds and may sell securities to non-affiliated investment companies and institutional accounts (known as feeders). These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund. Information about other feeders may be obtained by calling American Express Financial Advisors at 1-800-AXP-SERV.

Each feeder that invests in the Portfolio is different and activities of its investors may adversely affect all other feeders, including the Fund. For example, if one feeder decides to terminate its investment in the Portfolio, the Portfolio may elect to redeem in cash or in kind. If cash is used, the Portfolio will incur brokerage, taxes and other costs in selling securities to raise the cash. This may result in less investment diversification if entire investment positions are sold, and it also may result in less liquidity among the remaining assets. If in-kind distribution is made, a smaller pool of assets remains that may affect brokerage rates and investment options. In both cases, expenses may rise since there are fewer assets to cover the costs of managing those assets.


Shareholder meetings: Whenever the Portfolio proposes to change a fundamental investment policy or to take any other action requiring approval of its security holders, the Fund will hold a shareholder meeting. The Fund will vote for or against the Portfolio's proposals in proportion to the vote it receives for or against the same proposals from its shareholders.


Board members and officers


Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. Board members and officers serve 47 IDS and IDS Life funds and 15 Master Trust portfolios, except for William H. Dudley, who does not serve the nine IDS Life funds. The board members also serve as members of the board of the Trust which manages the investments of the Portfolio and other accounts. Should any conflict of interest arise between the interests of the shareholders of the Fund and those of the other accounts, the board will follow written procedures to address the conflict.

Independent board members and officers

Chairman of the board

William R. Pearce*
Chairman of the board, Board Services Corporation (provides administrative services to boards including the boards of the IDS and IDS Life funds and Master Trust portfolios).


H. Brewster Atwater, Jr.
Former chairman and chief executive officer, General Mills, Inc.

Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for Public Policy Research.


Heinz F. Hutter
Former president and chief operating officer, Cargill, Inc.

Anne P. Jones
Attorney and telecommunications consultant.


Alan K. Simpson
Former United States senator for Wyoming.


Edson W. Spencer
Former chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board, The Valspar Corporation.


Officer

Vice president, general counsel and secretary

Leslie L. Ogg*
President, treasurer and corporate secretary of Board Services Corporation.

Board members and officers associated with AEFC

President


John R. Thomas*
Senior vice president, AEFC.


William H. Dudley*
Senior advisor to the chief executive officer, AEFC.


David R. Hubers*
President and chief executive officer, AEFC.


Officers associated with AEFC

Vice president

Peter J. Anderson*
Senior vice president, AEFC.


Treasurer


Matthew N. Karstetter*
Vice president, AEFC.


Refer to the SAI for the board members' and officers' biographies.


* Interested person as defined by the Investment Company Act of 1940.


Investment manager

The Portfolio pays AEFC for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, AEFC is paid a fee for these services based on the average daily net assets of the Portfolio, as follows:

Assets                Annual rate
(billions)            at each asset level

First    $1.0         0.490%
Next      1.0         0.465
Next      1.0         0.440
Next      3.0         0.415
Next      3.0         0.390
Over      9.0         0.360

For the fiscal year ended Nov 30, 1997, the Portfolio paid AEFC a total investment management fee of 0.44% of its average daily net assets. Under the Agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.


Administrator and transfer agent


Under  an   Administrative   Services   Agreement,   the  Fund   pays  AEFC  for
administration and accounting services at an annual rate of 0.04% decreasing in gradual percentages to 0.02% as assets increase.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:


         o    Class A      $15.50
         o    Class B      $16.50
         o    Class Y      $15.50

Distributor


The Fund has an exclusive distribution agreement with American Express Financial Advisors, a wholly-owned subsidiary of AEFC. Financial advisors representing AEFA provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests. The cost of these services is paid partially by the Fund's sales charges.

Persons who buy Class A shares pay a sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 fee) of 0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.


Financial advisors may receive different compensation for selling Class A, Class B and Class Y shares. Portions of the sales charge also may be paid to securities dealers who have sold the Fund's shares or to banks and other financial institutions. The amounts of those payments range from 0.8% to 4% of the Fund's offering price depending on the monthly sales volume.


Under a Shareholder Service Agreement, the Fund also pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B shares and 0.10% for Class Y shares.

Total expenses paid by the Fund's Class A shares for the fiscal year ended Nov. 30, 1997, were 0.70% of its average daily net assets. Expenses for Class B and Class Y were 1.46% and 0.61%, respectively.


About American Express Financial Corporation

General information

The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on Nov. 30, 1997 were more than $172 billion.

AEFA serves individuals and businesses through its nationwide network of more than 175 offices and more than 8,700 advisors.


Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company (American Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Portfolio may pay brokerage commissions to broker-dealer affiliates of AEFC.

Appendix A

Description of bond ratings

Bond ratings concern the quality of the issuing state or local governmental unit. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change, which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D. The following is a compilation of the two agencies' rating descriptions. For further information, see the SAI.

Aaa/AAA - Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

Aa/AA - Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A - Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

Baa/BBB - Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

Ba/BB - Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B - Lack characteristics of more desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

Caa/CCC - Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

Ca/CC - Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C - Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D - Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Portfolio's objectives and policies. When assessing the risk involved in each non-rated security, the Portfolio will consider the financial condition of the issuer or the protection afforded by the terms of the security.

Definitions of zero-coupon and pay-in-kind securities

A zero-coupon security is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.

A pay-in-kind security is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

Appendix B


1998 federal tax-exempt and taxable equivalent yield calculation


These tables will help you determine your federal taxable yield equivalents for given rates of tax-exempt income.

Step 1:       Calculating your marginal tax rate.

Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross
Income column the percentage indicated is an approximation of your federal Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjustable gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $102,300-$155,950 range. Under Adjusted Gross Income, $175,000 is in the $124,500 to $186,800 column. The Taxable income line and Adjusted Gross Income column meet at 31.93%. This is the rate you'll use in Step 2.


                                      Adjusted gross income*
---------------------------- ------------------- ------------------- ------------------- -------------------
Taxable income**             $0                  $124,500            $ 186,800           over
                             to                  to                  to
                             $124,500(1)         $186,800(2)         $309,300(3)         $309,300(2)
---------------------------- ------------------- ------------------- ------------------- -------------------
Married Filing Jointly
$       0-$42,350             15.00%
   42,350-102,300             28.00                28.84%
  102,300-155,950             31.00                31.93              33.27%
  155,950-278,450             36.00                37.08              38.64               37.08%
  278,450+                    39.60                                   42.50***            40.79

                                      Adjusted gross income*
---------------------------- ------------------- ------------------- ---------------------------------------
Taxable income               $0                  $124,500            over
                             to                  to
                             $124,500(1)         $247,000(3)         $247,000(2)
---------------------------- ------------------- ------------------- ---------------------------------------
Single
$       0-$ 25,350            15.00%
   25,350-    61,400          28.00
   61,400-   128,100          31.00                32.60%
  128,100-   278,450          36.00                37.86               37.08%
  278,450+                    39.60                                    40.79
---------------------------- ------------------- ------------------- ---------------------------------------

* Gross income with certain adjustments before taking itemized deductions and personal exemptions.
** Amount subject to federal  income tax after  itemized  deductions or standard deduction and personal exemptions.
***This rate is applicable  only in the limited case where your  adjusted  gross income is less than $309,300 and your taxable income exceeds $278,450.
(1)No Phase-out--Assumes no phase-out of itemized deductions or personal exemptions.
(2)Itemized Deductions Phase-out--Assumes a phase-out of itemized deductions and no current phase-out of personal exemptions.
(3)Itemized Deductions and Personal Exemption Phase-outs--Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.


If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.

STEP 2:       Determining your federal taxable yield equivalents.

Using 31.93%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 5.88% yield.

                  For these Tax-Exempt Rates:


                     3.00%       3.50%         4.00%        4.50%       5.00%        5.50%       6.00%        6.50%
                  -------------------------------------------------------------------------------------------------
Marginal
Tax Rates         Equal the Taxable Rates shown below
15.00%                 3.53         4.12        4.71         5.29         5.88         6.47         7.06         7.65
28.00%                 4.17         4.86        5.56         6.25         6.94         7.64         8.33         9.03
28.84%                 4.22         4.92        5.62         6.32         7.03         7.73         8.43         9.13
31.00%                 4.35         5.07        5.80         6.52         7.25         7.97         8.70         9.42
31.93%                 4.41         5.14        5.88         6.61         7.35         8.08         8.81         9.55
32.60%                 4.45         5.19        5.93         6.68         7.42         8.16         8.90         9.64
33.27%                 4.50         5.25        5.99         6.74         7.49         8.24         8.99         9.74
36.00%                 4.69         5.47        6.25         7.03         7.81         8.59         9.38        10.16
37.08%                 4.77         5.56        6.36         7.15         7.95         8.74         9.54        10.33
37.86%                 4.83         5.63        6.44         7.24         8.05         8.85         9.66        10.46
38.64%                 4.89         5.70        6.52         7.33         8.15         8.96         9.78        10.59
39.60%                 4.97         5.79        6.62         7.45         8.28         9.11         9.93        10.76
40.79%                 5.07         5.91        6.76         7.60         8.44         9.29        10.13        10.98
42.50%                 5.22         6.09        6.96         7.83         8.70         9.57        10.43        11.30

Appendix C

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments the Portfolio may use. At various times the Portfolio may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Portfolio's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts - An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. The Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Portfolio's investments against price fluctuations or to increase market exposure.

Asset-backed and mortgage-backed securities - Asset-backed securities include interests in pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases on various types of real and personal property, receivables from revolving credit (credit card) agreements or other categories of receivables. Mortgage-backed securities include collateralized mortgage obligations and stripped mortgage-backed securities. Interest and principal payments depend on payment of the underlying loans or mortgages. The value of these securities may also be affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. The non-mortgage related asset-backed securities do not have the benefit of a security interest in the related collateral. Stripped mortgage-backed securities include interest only (IO) and principal only (PO) securities. Cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments on the underlying mortgage loans or mortgage-backed securities.

Indexed securities - The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Inverse floaters - Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters.

Structured products - Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

                                   STATEMENT OF ADDITIONAL INFORMATION

                                                   FOR

                                      IDS HIGH YIELD TAX-EXEMPT FUND


                                              Jan. 29, 1998



This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.


This SAI is dated Jan. 29, 1998, and it is to be used with the prospectus dated Jan. 29, 1998, and the Annual Report for the fiscal year ended Nov. 30, 1997.

                                             TABLE OF CONTENTS

Goal and Investment Policies.....................................See Prospectus

Additional Investment Policies............................................p.  4

Security Transactions.....................................................p.  7

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation.....................................p.10

Performance Information....................................................p.10

Valuing Fund Shares........................................................p.13

Investing in the Fund......................................................p.14

Redeeming Shares...........................................................p.18

Pay-out Plans..............................................................p.19

Capital Loss Carryover.....................................................p.20

Taxes......................................................................p.20

Agreements.................................................................p.22

Organizational Information.................................................p.25

Board Members and Officers.................................................p.25

Compensation for Fund and Portfolio Board Members..........................p.28

Independent Auditors.......................................................p.29

Financial Statements..........................................See Annual Report

Prospectus.................................................................p.30

Appendix A:  Description of Short-Term Securities..........................p.31

Appendix B:  Options and Interest Rate Futures Contracts...................p.33

Appendix C:  Dollar-Cost Averaging.........................................p.39

ADDITIONAL INVESTMENT POLICIES


IDS High Yield Tax-Exempt Fund, Inc. (the Fund) pursues its goals by investing all of its assets in Tax-Free High Yield Portfolio (the Portfolio) of Tax-Free Income Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities. The Portfolio has the same investment objectives, policies and restrictions as the Fund.

Fundamental investment policies adopted by the Fund or Portfolio cannot be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Whenever the Fund is requested to vote on a change in the investment policies of the corresponding Portfolio, the Fund will hold a meeting of Fund shareholders and will cast the Fund's vote as instructed by the shareholders.


Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.


These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply to both the Fund and the Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund and Portfolio will not:


`Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.


`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.


`Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation. For purposes of this policy, the terms of a municipal security determine the issuer.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.


`Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the investment manager believes the opportunity for additional income outweighs the risks.


Unless changed by the board, the Fund and Portfolio will not:


`Buy on margin or sell short, except the Portfolio may enter into interest rate futures contracts.

`Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.


`Invest more than 5% of its total assets in securities whose issuer or guarantor of principal and interest has been in operation for less than three years.

`Invest in voting securities, securities of investment companies or exploration or development programs, such as oil, gas or mineral leases.


`Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and of American Express Financial Corporation (AEFC) hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

`Invest more than 5% of its net assets in warrants.

`Invest more than 10% of the Portfolio's net assets in securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, loans and loan participations, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options. In determining the liquidity of municipal lease obligations, the investment manager, under guidelines established by the board, will consider the essential nature of the leased property, the likelihood that the municipality will continue appropriating funding for the leased property, and other relevant factors related to the general credit quality of the municipality and the marketability of the municipal lease obligation.


In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.


The Portfolio may invest in commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933 (4(2) paper). In determining the liquidity of 4(2) paper, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.


The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may invest up to 20% of its net assets in certain taxable investments for temporary defensive purposes. It may purchase short-term U.S. and Canadian government securities. It may invest in bank obligations including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and letters of credit. The issuing bank or savings and loan generally must have capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment.

The Portfolio may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent. It also may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. Repurchase agreements involve investments in debt securities where the seller (broker-dealer or bank) agrees to repurchase the securities from the Portfolio at cost plus an agreed-to interest rate within a specified time. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired, and it might subsequently incur a loss if the value of the security declines or if the other party to a repurchase agreement defaults on its obligation.


The term "municipal obligation" as used in the prospectus includes debt obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from federal income tax. Municipal obligations are classified as principally as either "general obligations" or "revenue obligations". General obligation bonds are secured by the municipality's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are generally payable only from the revenue derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise tax or other special revenue source.

For a description of short-term securities, see Appendix A. For a discussion on options and interest rate futures contracts, see Appendix B.

SECURITY TRANSACTIONS


Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's and Portfolio's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and most favorable execution except where otherwise authorized by the board.


AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. AEFC carefully monitors compliance with its Code of Ethics.

Normally, the Portfolio's securities are traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.


On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and other funds and trusts in the IDS MUTUAL FUND GROUP for which it acts as investment advisor.


Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies, information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the Securities and Exchange Commission (SEC).


When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Portfolio to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Portfolio it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.


All other transactions shall be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all the funds in the IDS MUTUAL FUND GROUP even though it is not possible to relate the benefits to any particular fund or account.


Each investment decision made for the Portfolio is made independently from any decision made for another portfolio, fund or other account advised by AEFC or any of its subsidiaries. When the Portfolio buys or sells the same security as another portfolio, fund or account, AEFC carries out the purchase or sale in a way the Portfolio agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Portfolio, the Portfolio hopes to gain an overall advantage in execution. AEFC has assured the Fund it will continue to seek ways to reduce brokerage costs.


On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.


The Portfolio paid total brokerage commissions of $-0- for the fiscal year ended Nov. 30, 1997, $150,492 for the fiscal year ended 1996, and $-0- for the fiscal year ended 1995. Substantially all firms through whom transactions were executed provide research services.


No transactions were directed to brokers because of research services they provided to the Portfolio.


As of the fiscal year ended Nov. 30, 1997, the Portfolio held no securities of its regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

The portfolio turnover rate was 4% in the fiscal year ended Nov. 30, 1997, and 9% in fiscal year 1996.


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (American Express) (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Portfolio according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Portfolio and (ii) the affiliate charges the Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to AEFC and in turn AEFC will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.

No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

Average annual total return

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                               P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                                 ERV - P
                                                    P

where:         P =  a hypothetical initial payment of $1,000
             ERV    = ending redeemable value of a hypothetical  $1,000 payment, made at the beginning of a period,  at the end of the period
                    (or fractional portion thereof)

Annualized yield

The Fund may calculate an annualized yield for a class by dividing the net investment income per share deemed earned during a 30-day period by the public offering price per share (including the maximum sales charge) on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                                         Yield = 2[(a-b + 1)6 - 1]
                                                    cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
               d = the maximum offering price per share on the last day of the period


The Fund's annualized yield was 4.51% for Class A, 3.99% for Class B, and 4.82% for Class Y for the 30-day period ended Nov. 28, 1997.

Distribution yield

Distribution yield is calculated according to the following formula:

                                    D   divided by       POP  F equals  DY
                                   30                    30

where:         D =  sum of dividends for 30-day period
             POP =  sum of public offering price for 30-day period
               F =  annualizing factor
              DY =  distribution yield


The Fund's distribution yield was 5.39% for Class A, 4.93% for Class B, and 5.75% for Class Y for the 30-day period ended Nov. 28, 1997.


Tax-Equivalent Yield


Tax-equivalent yield is calculated by dividing that portion of the yield (as calculated above) which is tax-exempt by one minus a stated income tax rate and adding the result to that portion, if any, of the yield that is not tax-exempt. The following table shows the fund's tax equivalent yield, based on federal but not state tax rates, for the 30-day period ended Nov. 28, 1997.


Marginal
Income Tax     Tax-Equivalent Yield
Bracket          Distribution                     Annualized


Class A
15.0%                6.34%                          5.31%
28.0%                7.49%                          6.26%
33.0%                8.04%                          6.73%

Class B
15.0%                5.80%                          4.69%
28.0%                6.85%                          5.54%
33.0%                7.36%                          5.96%

Class Y
15.0%                6.76%                          5.67%
28.0%                7.99%                          6.69%
33.0%                8.58%                          7.19%


In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business

Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

VALUING FUND SHARES


The value of an individual share for each class is determined by using the net asset value before shareholder transactions for the day. On Dec. 1, 1997, the first business day following the end of the fiscal year, the computation looked like this:

            Net assets                        Shares
            before                          outstanding               Net asset
            shareholder                     at the end of          value of one
            transactions                     previous day                 share
        ----------------- ---------------- --------------- ------- ------------
Class A     $5,787,315,633    divided by    1,246,460,399   equals      $4.643
Class B        190,548,776                     41,040,012                4.643
Class Y          8,640,168                      1,860,902                4.643



In determining net assets before shareholder transactions, the Portfolio's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):


`Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.


`Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

`Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

`Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

`Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

`Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

`Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

`Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The Exchange, AEFC and the Fund will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

INVESTING IN THE FUND

Sales Charge


Shares of the Fund are sold at the public offering price determined at the close of business on the day an application is accepted. The public offering price is the net asset value of one share adjusted for the sales charge for Class A. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the net asset value. For Class A, the public offering price for an investment of less than $50,000, made Dec. 1, 1997, was determined by dividing the net asset value of one share, $4.643, by 0.95 (1.00-0.05 for a maximum 5% sales charge) for a public offering price of $4.89. The sales charge is paid to American Express Financial Advisors Inc. (AEFA) by the person buying the shares.

Class A - Calculation of the Sales Charge

Sales charges are determined as follows:

                                                  Within each increment,
                                            sales charge as a percentage of:
                                             Public                   Net
Amount of Investment                      Offering Price        Amount invested
First      $      50,000                    5.0%                         5.26%
Next              50,000                    4.5                          4.71
Next             400,000                    3.8                          3.95
Next             500,000                    2.0                          2.04
$1,000,000 or more                          0.0                          0.00

Sales charges on an investment greater than $50,000 and less than $1,000,000 are calculated for each increment separately and then totaled. The resulting total sales charge, expressed as a percentage of the public offering price and of the net amount invested, will vary depending on the proportion of the investment at different sales charge levels.

For example, compare an investment of $60,000 with an investment of $85,000. The $60,000 investment is composed of $50,000 that incurs a sales charge of $2,500 (5.0% x $50,000) and $10,000 that incurs a sales charge of $450 (4.5% x $10,000). The total sales charge of $2,950 is 4.92% of the public offering price and 5.17% of the net amount invested.

In the case of the $85,000 investment, the first $50,000 also incurs a sales charge of $2,500 (5.0% x $50,000) and $35,000 incurs a sales charge of $1,575 (4.5% x $35,000). The total sales charge of $4,075 is 4.79% of the public offering price and 5.04% of the net amount invested.

The following table shows the range of sales charges as a percentage of the public offering price and of the net amount invested on total investments at each applicable level.

                                                 On total investment, sales
                                                 charge as a percentage of:
                                              Public                   Net
                                          Offering Price        Amount Invested
Amount of Investment                                             ranges from:
First      $      50,000                     5.00%                  5.26%
Next              50,000 to 100,000        5.00-4.50              5.26-4.71
Next             100,000 to 500,000        4.50-3.80              4.71-3.95
Next             500,000 to 999,999        3.80-2.00              3.95-2.04
$1,000,000 or more                           0.00                    0.00

Class A - Reducing the Sales Charge

Sales charges are based on the total amount of your investments in the Fund. The amount of all prior investments plus any new purchase is referred to as your "total amount invested." For example, suppose you have made an investment of $20,000 and later decide to invest $40,000 more. Your total amount invested would be $60,000. As a result, $10,000 of your $40,000 investment qualifies for the lower 4.5% sales charge that applies to investments of more than $50,000 and up to $100,000.

The total amount invested includes any shares held in the Fund in the name of a member of your primary household group. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) For instance, if your spouse already has invested $20,000 and you want to invest $40,000, your total amount invested will be $60,000 and therefore you will pay the lower charge of 4.5% on $10,000 of the $40,000.

Until a spouse remarries, the sales charge is waived for spouses and unmarried children under 21 of deceased board members, officers or employees of the Fund or AEFC or its subsidiaries and deceased advisors.

The total amount invested also includes any investment you or your immediate family already have in the other publicly offered funds in the IDS MUTUAL FUND GROUP where the investment is subject to a sales charge. For example, suppose you already have an investment of $30,000 in another IDS Fund. If you invest $40,000 more in this fund, your total amount invested in the funds will be $70,000 and therefore $20,000 of your $40,000 investment will incur a 4.5% sales charge.

Class A - Letter of Intent (LOI)

If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a LOI. The agreement can start at any time and will remain in effect for 13 months. Your investment will be charged normal sales charges until you have invested $1 million. At that time, your account will be credited with the sales charges previously paid. Class A investments made prior to signing an LOI may be used to reach the $1 million total, excluding Cash Management Fund and Tax-Free Money Fund. However, we will not adjust for sales charges on investments made prior to the signing of the LOI. If you do not invest $1 million by the end of 13 months, there is no penalty, you'll just miss out on the sales charge adjustment. A LOI is not an option (absolute right) to buy shares.

Here's an example. You file a LOI to invest $1 million and make an investment of $100,000 at that time. You pay the normal 5% sales charge on the first $50,000 and 4.5% sales charge on the next $50,000 of this investment. Let's say you make a second investment of $900,000 (bringing the total up to $1 million) one month before the 13-month period is up. On the date that you bring your total to $1 million, AEFC makes an adjustment to your account. The adjustment is made by crediting your account with additional shares, in an amount equivalent to the sales charge previously paid.

Systematic Investment Programs

After you make your investment of $2,000 or more, you can arrange to make additional payments of $100 or more on a regular basis. These minimums do not apply to all systematic investment programs. You decide how often you want to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.

How does this work? Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases. Each purchase is a separate transaction. After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.

The systematic investment program itself cannot ensure a profit, nor can it protect against a loss in a declining market. If you decide to discontinue the program and redeem your shares when their net asset value is less than what you paid for them, you will incur a loss.

For a discussion on dollar-cost averaging, see Appendix C.

Automatic Directed Dividends

Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund without paying a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another fund in the IDS MUTUAL FUND GROUP but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.


The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.


REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

`The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

`Disposal of the Portfolio's securities is not reasonably practicable or it is not reasonably practicable for the Portfolio to determine the fair value of its net assets, or


`The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.


Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash.

Applications for a systematic investment in a class of any fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.


To start any of these plans, please write American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, or call American Express Financial Advisors Telephone Transaction Service at 800-437-3133 (National/Minnesota) or 612-671-3800 (Mpls./St. Paul). Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.


The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in the account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in your account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

CAPITAL LOSS CARRYOVER


For federal income tax purposes, the Fund had total capital loss carryovers of $47,336,011 at Nov. 30, 1997, that if not offset by subsequent capital gains will expire as follows:

                                            2002                       2005
                                         $39,549,643               $7,786,368

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


TAXES


If you buy shares in one of the funds and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

All distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period. For the fiscal year ended Nov. 30, 1997, 99.97% of the income distribution was designated as exempt from federal income taxes.

Capital gain distributions, if any, received by corporate shareholders, should be treated as long-term capital gains regardless of how long they owned their shares. Capital gain distributions, if any, received by individuals should be treated as long-term if held for more than one year; however, recent tax laws have divided long-term capital gains into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.

The Fund may purchase tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable income when it is distributed to you.


If you are a "substantial user" (or related person) of facilities financed by industrial development bonds, you should consult your tax advisor before investing. The income from such bonds may not be tax-exempt for you.

Interest on private activity bonds generally issued after August 1986 is a preference item for purposes of the individual and corporate alternative minimum taxes. "Private-activity" (non-governmental purpose) municipal bonds include industrial revenue bonds, student-loan bonds and multi- and single-family housing bonds. An exception is made for private-activity bonds issued for qualified--501(c)(3)--organizations, including non-profit colleges, universities and hospitals. These bonds will continue to be tax-exempt and will not be subject to the alternative minimum tax for individuals. To the extent a fund earns income subject to the alternative minimum tax, it will flow through to that fund's shareholders and may subject some shareholders, depending on their tax status, to the alternative minimum tax. The Fund reports the percentage of its income earned from these bonds to shareholders with their other tax information.

State law determines whether interest income on a particular municipal bond is tax-exempt for state tax purposes. It also determines the tax treatment of those bonds when earned by a mutual fund and paid to the Fund's shareholders. The Fund will tell you the percentage of interest income from municipal bonds it received during the year on a state-by-state basis. Your tax advisor should help you report this income for state tax purposes.


Under federal tax law and an election made by the Fund under federal tax rules, by the end of a calendar year the fund must declare and pay dividends representing 98% of ordinary income through Dec. 31 and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Nov. 30 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor for more complete information as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement


The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC. For its services, AEFC is paid a fee based on the following schedule. The Fund pays its proportionate share of the fee.


Assets                      Annual rate at
(billions)                  each asset level

First       $1.0                  0.490%
Next         1.0                  0.465
Next         1.0                  0.440
Next         3.0                  0.415
Next         3.0                  0.390
Over         9.0                  0.360


On Nov. 30, 1997, the daily rate applied to the Portfolio's net assets was equal to 0.44% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

The management fee is paid monthly. Under the agreement, the total amount paid was $26,174,871 for the fiscal year ended Nov. 30, 1997, $27,125,069 for fiscal year 1996, and $27,955,627 for fiscal year 1995.

Under the agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; consultants' fees; compensation of board members, Portfolio officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities of the Portfolio; and expenses properly payable by the Portfolio, approved by the board. Under the agreement, nonadvisory expenses paid by the Fund and Portfolio were $126,648 for the fiscal year ended Nov. 30, 1997, $1,295,944 for fiscal year 1996, and $1,286,967 for fiscal year 1995.


In this section, prior to May 13, 1996, the fees and expenses described were paid directly by the Fund. After that date, the management fees were paid by the Portfolio.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                      Annual rate
(billions)                  each asset level
First       $1.0                  0.040%
Next         1.0                  0.035
Next         1.0                  0.030
Next         3.0                  0.025
Next         3.0                  0.020
Over         9.0                  0.020


On Nov. 30, 1997, the daily rate applied to the Fund's net assets was equal to 0.03% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $1,803,799 for the fiscal year ended Nov. 30, 1997.


Transfer Agency Agreement


The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A and Class Y is $15.50 per year and for Class B is $16.50 per year. The fees paid to AECSC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $2,550,975 for the fiscal year ended Nov. 30, 1997.


Distribution Agreement


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to AEFA daily. These charges amounted to $8,673,516 for the fiscal year ended Nov. 30, 1997. After paying commissions to personal financial advisors, and other expenses, the amount retained was $1,506,603. The amounts were $10,631,633 and $1,834,508 for fiscal year 1996, and $10,983,283 and
$2,241,689 for fiscal year 1995.

Shareholder Service Agreement


The Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B and 0.10% for Class Y.


Plan and Agreement of Distribution


For Class B shares, to help AEFA defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and AEFA entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing the Fund's shares except compensation to the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND GROUP. Under the Plan, AEFA is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by AEFA. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended Nov. 30, 1997, under the agreement, the Fund paid fees of $1,209,613.

Custodian Agreement

The Trust's securities and cash are held by First Bank National Association, 180
E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The Fund also retains the custodian pursuant to a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Portfolio pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Total fees and expenses

The Fund paid total fees and nonadvisory expenses, net of earnings credits of $42,089,648 for the fiscal year ended Nov. 30, 1997.


ORGANIZATIONAL INFORMATION


The Fund is a diversified, open-end management investment company, as defined in the 1940 Act. Originally incorporated on Dec. 21, 1978 in Nevada, the Fund changed its state of incorporation on June 13, 1986 by merging into a Minnesota corporation incorporated on April 7, 1986. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.


BOARD MEMBERS AND OFFICERS


The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds except for William H. Dudley, who does not serve on the nine IDS Life fund boards. All shares have cumulative voting rights with respect to the election of board members.


H. Brewster Atwater, Jr.
Born in 1931
4900 IDS Tower
Minneapolis, MN

Former chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, Union Pacific Resources and FPL Group, Inc. (holding company for Florida Power and Light).

William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN


Senior advisor to the chief executive officer of AEFC.

David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN


President and chief executive officer of AEFC since August 1993, and director of AEFC. Previously, senior vice president, finance and chief financial officer of AEFC.


Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland,  Asbill & Brennan.  Director,  Motorola, Inc. and C-Cor Electronics,
Inc.


William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN


Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Alan K. Simpson'
Born in 1931
1201 Sunshine Ave.
Cody, WY

Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, PacifiCorp (electric power).

Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of International Advisory Council of NEC (Japan).

John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president of AEFC.

Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc.
(consumer foods).

+ Member of executive committee.
' Member of joint audit committee.
* Interested person by reason of being an officer and employee of the Fund. **Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.


In addition to Mr. Pearce, who is chairman of the board and Mr. Thomas, who is president, the Fund's other officers are:


Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN


President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Fund.


Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN


Director    and    senior    vice    president-investments    of   AEFC.    Vice
president-investments for the Fund.

Matthew N. Karstetter
Born in 1961
IDS Tower 10
Minneapolis, MN

Vice president of Investment Accounting for AEFC since 1996. Prior to joining AEFC, he served as vice president of State Street Bank's mutual fund service operation from 1991-1996. Treasurer for the Fund.

COMPENSATION FOR FUND AND PORTFOLIO BOARD MEMBERS

Members of the Fund board who are not officers of the Fund or AEFC receive an annual fee of $1,000 and the chair of the Contracts Committee receives an additional fee of $86. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committees is $50; for meetings of the Audit Committee and Personnel Committee $25 and for traveling from out-of-state $10. Expenses for attending meetings are reimbursed.

Members of the Portfolio board who are not officers of the Portfolio or of AEFC receive an annual fee of $3,200 and the chair of the Contracts Committee receives an additional fee of $86. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committees is $50; for meetings of the Audit and Personnel Committee, $25 and for traveling from out-of-state, $32. Expenses for attending meetings are reimbursed.

During the fiscal year ended Nov. 30, 1997, the independent members of the Fund and Portfolio boards, for attending up to 30 meetings, received the following compensation:


                                            Compensation Table


                                                                                            Total cash
                                                          Pension or                        compensation
                                                          Retirement                        from the IDS
                                                          benefits                          MUTUAL FUND
                       Aggregate        Aggregate         accrued as       Estimated        GROUP and
                       compensation     compensation      Fund or          annual benefit   Preferred
Board member           from the Fund    from the          Portfolio        upon retirement  Master Trust
                                        Portfolio         expenses                          Group
---------------------- ---------------- ----------------- ---------------- ---------------- ----------------
H. Brewster Atwater,   $1,877            $4,115             $0               $0             $100,900
Jr.
Lynne V. Cheney         1,786             4,156              0                0               95,200
Robert F. Froehlke      1,902             4,140              0                0              102,700
(Retired 11/13/97)
Heinz F. Hutter         1,927             4,165              0                0              103,800
Anne P. Jones           1,946             4,337              0                0              104,500
Melvin R. Laird         1,693             3,857              0                0               90,500
(Retired 10/9/97
Alan K. Simpson         1,551             3,699              0                0               83,000
(part of year)
Edson W. Spencer        2,363             4,601              0                0              129,800
Wheelock Whitney        2,027             4,265              0                0              109,900
C. Angus Wurtele        1,977             4,215              0                0              106,700


On Nov. 30, 1997, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

INDEPENDENT AUDITORS


The Fund's and corresponding Portfolio's financial statements contained in the Annual Report to shareholders for the fiscal year ended Nov. 30, 1997, were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90
S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.


FINANCIAL STATEMENTS


The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report to shareholders for the fiscal year ended 1997, pursuant to Section 30(d) of the 1940 Act, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.

PROSPECTUS

The prospectus for IDS High Yield Tax-Exempt Fund, dated Jan. 29, 1998, is hereby incorporated in this SAI by reference.

APPENDIX A

DESCRIPTION OF SHORT-TERM SECURITIES

Short-term Tax-exempt Securities

A portion of the Portfolio's assets are in cash and short-term securities for day-to-day operating purposes. The investments will usually be in short-term municipal bonds and notes. These include:

(1)  Tax   anticipation   notes  sold  to  finance   working  capital  needs  of
municipalities in anticipation of receiving taxes on a future date.

(2) Bond anticipation notes sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future.

(3) Revenue anticipation notes issued in anticipation of revenues from sources other than taxes, such as federal revenues available under the Federal Revenue Sharing Program.

(4) Tax and revenue anticipation notes issued in anticipation of revenues from taxes and other sources of revenue, except bond placements.

(5) Construction loan notes insured by the Federal Housing Administration which remain outstanding until permanent financing by the Federal National Mortgage Association (FNMA) or the Government National Mortgage Association (GNMA) at the end of the project construction period.

(6) Tax-exempt commercial paper with a stated maturity of 365 days or less issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

(7) Project notes issued by local housing authorities to finance urban renewal and public housing projects. These notes are guaranteed by the full faith and credit of the U.S. government.

(8) Variable rate demand notes, on which the yield is adjusted at periodic intervals not exceeding 31 days and on which the principal may be repaid after not more than seven days' notice, are considered short-term regardless of the stated maturity.

Short-term Taxable Securities and Repurchase Agreements

Depending on market conditions, a portion of the Portfolio's investments may be in short-term taxable securities. These include:

(1) Obligations of the U.S. government, its agencies and instrumentalities resulting principally from lending programs of the U.S. government;

(2) U.S. Treasury bills with maturities up to one year. The difference between the purchase price and the maturity value or resale price is the interest income to the Fund;

(3) Certificates of deposit or receipts with fixed interest rates issued by banks in exchange for deposit of funds;

(4) Bankers' acceptances arising from short-term credit arrangements designed to enable business to obtain funds to finance commercial transactions;

(5) Letters of credit which are short-term notes issued in bearer form with a bank letter of credit obligating the bank to pay the bearer the amount of the note;

(6) Commercial paper rated in the two highest grades by Standard & Poor's or Moody's. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. These ratings reflect a review of management, economic evaluation of the industry competition, liquidity, long-term debt and ten-year earning trends;

Standard & Poor's rating A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

Standard & Poor's rating A-2 indicates that capacity for timely payment on issues with this designation is strong.

Moody's rating Prime-1 (P-1) indicates a superior capacity for repayment of short-term promissory obligations.

Moody's rating Prime-2 (P-2) indicates a strong capacity for repayment of short-term promissory obligations.

(7) Repurchase agreements involving acquisition of securities by the Portfolio with a concurrent agreement by the seller, usually a bank or securities dealer, to reacquire the securities at cost plus interest within a specified time. From this investment, the Portfolio receives a fixed rate of return that is insulated from market rate changes while it holds the security.

APPENDIX B

OPTIONS AND INTEREST RATE FUTURES CONTRACTS

The Portfolio may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Portfolio may enter into interest rate futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy or write put and call options on these futures. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less a commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit the Portfolio and its shareholders by improving the Portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record-keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Portfolio for investment purposes. Options permit the Portfolio to experience the change in the value of a security with a relatively small initial cash investment. The risk the Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to the Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and subsequent sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:

`Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Fund's goal.

`All options written by the Portfolio will be covered. For covered call options if a decision is made to sell the security, the Portfolio will attempt to terminate the option contract through a closing purchase transaction.


Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains.


If a covered call option is exercised, the security is sold by the Portfolio. The Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis.

Options on many securities are listed on options exchanges. If the Portfolio writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange (CBOE) or NASDAQ will be valued at the last-quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. They have been established by boards of trade which have been designated contracts markets by the Commodity Futures Trading Commission (CFTC). Futures contracts trade on these markets in a manner similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit. While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Portfolio entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio immediately is paid the difference and realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, closing out a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, the Portfolio realizes a loss. At the time a futures contract is made, a good-faith deposit called initial margin is set up within a segregated account at the Portfolio's custodian bank. The initial margin deposit is approximately 1.5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the Portfolio would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash markets.

The purpose of a futures contract, in the case of a portfolio holding long-term debt securities, is to gain the benefit of changes in interest rates without actually buying or selling long-term debt securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned.

Futures contracts are based on types of debt securities referred to above, which have historically reacted to an increase or decline in interest rates in a fashion similar to the debt securities the Portfolio owns. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, the Portfolio held cash reserves and interest rates were expected to decline, the Portfolio might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on the Portfolio's earnings. Even if short-term rates were not higher, the Portfolio would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio's cash reserves could then be used to buy long-term bonds on the cash market. The Portfolio could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly. Successful use of futures contracts depends on the investment manager's ability to predict the future direction of interest rates. If the investment manager's prediction is incorrect, the Portfolio would have been better off had it not entered into futures contracts.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Furthermore, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the Fund.

RISKS. There are risks in engaging in each of the management tools described above. The risk the Portfolio assumes when it buys an option is the loss of the premium paid for the option. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

The risk involved in writing options on futures contracts the Portfolio owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities.

If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. The Portfolio could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the Portfolio's obligation, however, might be more or less than the premium received when it originally wrote the option. Furthermore, the Portfolio might not be able to close the option because of insufficient activity in the options market.

A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Portfolio's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk is that the Portfolio's investment manager could be incorrect in anticipating as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Portfolio sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, the Portfolio would lose money on the sale.

TAX TREATMENT. As permitted under federal income tax laws, the Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract . If the option is a non-equity option, the Portfolio will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements.


The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

APPENDIX C

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.


While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.


Dollar-cost averaging

------------- -------------------- -------------------
Regular           Market Price          Shares
Investment         of a Share          Acquired
------------ --------------------- -------------------
     $100           $6.00               16.7
      100            4.00               25.0
      100            4.00               25.0
      100            6.00               16.7
      100            5.00               20.0
     $500          $25.00              103.4

Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).

      Independent auditors' report

      The board and shareholders
      IDS High Yield Tax-Exempt Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities of IDS High Yield Tax-Exempt Fund, Inc. as of November 30, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended November 30, 1997, and the financial highlights for each of the years in the six-year period ended November 30, 1997, the eleven months ended November 30, 1991, and for each of the years in the four-year period ended December 31, 1990. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS High Yield Tax-Exempt Fund, Inc. at November 30, 1997, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      January 2, 1998


      Financial statements

      Statement of assets and liabilities
      IDS High Yield Tax-Exempt Fund, Inc.
      Nov. 30, 1997

                                  Assets

 Investment in Tax-Free High Yield Portfolio (Note 1)                                           $5,987,623,846
 Total assets                                                                                    5,987,623,846
                                                                                                 -------------

                                  Liabilities

 Dividends payable to shareholders                                                                   2,856,615
 Accrued distribution fee                                                                                7,797
 Accrued service fee                                                                                    57,356
 Accrued transfer agency fee                                                                            13,461
 Accrued administrative services fee                                                                     9,843
 Other accrued expenses                                                                                250,101
                                                                                                       -------
 Total liabilities                                                                                   3,195,173
                                                                                                     ---------
 Net assets applicable to outstanding capital stock                                             $5,984,428,673
                                                                                                ==============

                                  Represented by

 Capital stock-- $.01 par value (Note 1)                                                        $   12,893,613
 Additional paid-in capital                                                                      5,523,836,458
 Undistributed net investment income                                                                   488,411
 Accumulated net realized gain (loss) (Note 4)                                                    (109,821,230)
 Unrealized appreciation (depreciation) on investments                                             557,031,421
 Total-- representing net assets applicable to outstanding capital stock                        $5,984,428,673
                                                                                                ==============
 Net assets applicable to outstanding shares:             Class A                               $5,785,320,536
                                                          Class B                               $  190,472,392
                                                          Class Y                               $    8,635,745
 Net asset value per share of outstanding capital stock:  Class A shares    1,246,460,399       $         4.64
                                                          Class B shares       41,040,012       $         4.64
                                                          Class Y shares        1,860,902       $         4.64

See accompanying notes to financial statements.

(This annual report is not part of the prospectus.)



      Statement of operations
      IDS High Yield Tax-Exempt Fund, Inc.
      Year ended Nov. 30, 1997

                                  Investment income

 Income:
 Interest                                                                                         $388,129,939
                                                                                                  ------------
 Expenses (Note 2):
 Expenses allocated from Tax-Free High Yield Portfolio                                              26,567,572
 Distribution fee-- Class B                                                                          1,209,613
 Transfer agency fee                                                                                 2,543,719
 Incremental transfer agency fee-- Class B                                                               7,256
 Service fee
      Class A                                                                                        9,942,229
      Class B                                                                                          280,290
      Class Y                                                                                            4,305
 Administrative services fees and expenses                                                           1,803,799
 Compensation of board members                                                                          19,387
 Postage                                                                                               331,014
 Registration fees                                                                                      98,463
 Reports to shareholders                                                                                40,473
 Audit fees                                                                                             11,500
 Other                                                                                                   8,660
                                                                                                         -----
 Total expenses                                                                                     42,868,280
      Earnings credits on cash balances (Note 2)                                                      (778,632)
                                                                                                      --------
 Total net expenses                                                                                 42,089,648
                                                                                                    ----------
 Investment income (loss) -- net                                                                   346,040,291
                                                                                                   -----------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions                                                                           (637,880)
      Financial futures contracts                                                                  (33,562,062)
                                                                                                   -----------
 Net realized gain (loss) on investments                                                           (34,199,942)
 Net change in unrealized appreciation (depreciation) on investments                               137,305,411
                                                                                                   -----------
 Net gain (loss) on investments                                                                    103,105,469
                                                                                                   -----------
 Net increase (decrease) in net assets resulting from operations                                  $449,145,760
                                                                                                  ============

 See accompanying notes to financial statements.

(This annual report is not part of the prospectus.)

      Financial statements

      Statements of changes in net assets
      IDS High Yield Tax Exempt Fund, Inc.
      Year ended Nov. 30,

                                  Operations and distributions                      1997                  1996

 Investment income (loss)-- net                                          $   346,040,291       $   371,842,086
 Net realized gain (loss) on investments                                     (34,199,942)           11,886,874
 Net change in unrealized appreciation (depreciation) on investments         137,305,411          (145,844,561)
                                                                             -----------          ------------
 Net increase (decrease) in net assets resulting from operations             449,145,760           237,884,399
                                                                             -----------           -----------
 Distributions to shareholders from:
      Net investment income
          Class A                                                           (337,662,833)         (365,006,934)
          Class B                                                             (8,167,910)           (5,770,964)
          Class Y                                                               (311,325)           (1,079,080)
                                                                                --------            ----------
 Total distributions                                                        (346,142,068)         (371,856,978)
                                                                            ------------          ------------

                                  Capital share transactions (Note 3)

 Proceeds from sales
      Class A shares (Note 2)                                              1,249,451,657           855,424,526
      Class B shares                                                          72,253,356            83,366,808
      Class Y shares                                                          29,199,158           121,815,373
 Reinvestment of distributions at net asset value
      Class A shares                                                         231,303,569           251,992,769
      Class B shares                                                           6,572,876             4,761,379
      Class Y shares                                                                 687                   668
 Payments for redemptions
      Class A shares                                                      (1,795,576,283)       (1,290,646,498)
      Class B shares (Note 2)                                                (30,024,379)          (19,766,686)
      Class Y shares                                                         (41,363,058)         (125,565,667)
                                                                             -----------          ------------
 Increase (decrease) in net assets from capital share transactions          (278,182,417)         (118,617,328)
                                                                            ------------          ------------
 Total increase (decrease) in net assets                                    (175,178,725)         (252,589,907)
 Net assets at beginning of year                                           6,159,607,398         6,412,197,305
                                                                           -------------         -------------
 Net assets at end of year                                                $5,984,428,673        $6,159,607,398
                                                                          ==============        ==============
 Undistributed net investment income                                      $      488,411        $       91,536
                                                                          --------------        --------------

 See accompanying notes to financial statements.

(This annual report is not part of the prospectus.)

      Notes to financial statements

      IDS High Yield Tax-Exempt Fund, Inc.

  1

Summary of
significant
accounting policies

      The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

      All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

      Investment in Tax-Free High Yield Portfolio

      Effective May 13, 1996, the Fund began investing all of its assets in the Tax-Free High Yield Portfolio (the Portfolio), a series of Tax-Free Income Trust, an open-end investment company that has the same objectives as the Fund. This was accomplished by transferring the Fund's assets to the Portfolio in return for a proportionate ownership interest in the Portfolio. Tax-Free High Yield Portfolio invests primarily in medium- and lower-quality bonds and notes issued by or on behalf of state and local governmental units whose interest generally is exempt from federal income tax. The Portfolio also may invest in derivative instruments and money market instruments.

      The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the net assets of the Portfolio. The percentage of the Portfolio owned by the Fund at Nov. 30, 1997 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements," which are included elsewhere in this report.

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders, no provision for income or excise taxes is required.

      Net investment income (loss) and net realized gains (losses) allocated from the Portfolio may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $498,652 and accumulated net realized loss has been increased by $503,096 resulting in a net reclassification adjustment to increase paid-in capital by $4,444.

      Dividends to shareholders

      Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

 2

Expenses and
sales charges

      In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

      Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for providing administrative services and serving as transfer agent. Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Fund and approved by the board.

      Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

     oClass A $15.50
     oClass B $16.50
     oClass Y $15.50

      Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

      Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and commencing on May 9, 1997, the fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

      Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $8,418,979 for Class A and $254,537 for Class B for the year ended Nov. 30, 1997.

      During the year ended Nov. 30, 1997, the Fund's transfer agency fees were reduced by $778,632 as a result of earnings credits from overnight cash balances.

  3

Capital share
transactions

      Transactions in shares of capital stock for the years indicated are as follows:

                                           Year ended Nov. 30, 1997

                                 Class A           Class B              Class Y

      Sold                   273,106,758        15,867,346            6,431,214

      Issued for reinvested   50,812,160         1,442,620                  151
        distributions

      Redeemed              (393,208,181)       (6,596,087)          (9,080,510)
                            ------------        ----------           ----------

      Net increase (decrease)(69,289,263)       10,713,879           (2,649,145)


                                           Year ended Nov. 30, 1996

                                 Class A           Class B              Class Y

      Sold                   188,524,098        18,316,021           26,775,493

      Issued for reinvested   55,519,480         1,051,408                  148
        distributions

      Redeemed              (284,669,153)       (4,377,692)         (27,609,256)
                            ------------        ----------          -----------

      Net increase (decrease)(40,625,575)       14,989,737             (833,615)


  4

Capital loss
carryover

      For federal income tax purposes, the Fund has a capital loss carryover of $47,336,011 at Nov. 30, 1997 that will expire in 2002 through 2005 if not offset by subsequent capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

  5

Financial
highlights

      "Financial highlights" showing per share data and selected information is presented on pages 8 and 9 of the prospectus.

(This annual report is not part of the prospectus.)

      Independent auditors' report

      The board of trustees and unitholders Tax Free Income Trust:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Tax-Free High Yield Portfolio (a series of Tax-Free Income Trust) as of November 30, 1997, the related statement of operations for the year then ended and the statements of changes in net assets for the year ended November 30, 1997 and for the period from May 13, 1996 (commencement of operations) to November 30, 1996. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tax-Free High Yield Portfolio at November 30, 1997, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      January 2, 1998


      Financial statements

      Statement of assets and liabilities
      Tax-Free High Yield Portfolio
      Nov. 30, 1997

                                  Assets

 Investments in securities, at value (Note 1)
      (identified cost $5,300,390,986)                                                          $5,863,084,228
 Accrued interest receivable                                                                       111,433,801
 Receivable for investment securities sold                                                          21,275,695
                                                                                                    ----------
 Total assets                                                                                    5,995,793,724
                                                                                                 -------------

                                  Liabilities

 Disbursements in excess of cash on demand deposit                                                   1,536,388
 Payable for investment securities purchased                                                         5,627,528
 Accrued investment management services fee                                                            144,396
 Other accrued expenses                                                                                 85,917
                                                                                                        ------
 Total liabilities                                                                                   7,394,229
                                                                                                     ---------
 Net assets                                                                                     $5,988,399,495
                                                                                                ==============

See accompanying notes to financial statements.


(This annual report is not part of the prospectus.)


      Financial statements

      Statement of operations
      Tax-Free High Yield Portfolio
      Year ended Nov. 30, 1997

                                  Investment income

 Income:
 Interest                                                                                         $388,169,902
                                                                                                  ------------
 Expenses (Note 2):
 Investment management services fee                                                                 26,174,871
 Compensation of board members                                                                          41,397
 Custodian fees                                                                                        259,025
 Audit fees                                                                                             35,000
 Other                                                                                                  88,467
                                                                                                        ------
 Total expenses                                                                                     26,598,760
      Earnings credits on cash balances (Note 2)                                                       (28,106)
                                                                                                       -------
 Total net expenses                                                                                 26,570,654
                                                                                                    ----------
 Investment income (loss) -- net                                                                   361,599,248
                                                                                                   -----------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions (Note 3)                                                                  (640,186)
      Financial futures contracts                                                                  (33,565,567)
                                                                                                   -----------
 Net realized gain (loss) on investments                                                           (34,205,753)
 Net change in unrealized appreciation (depreciation) on investments                               137,325,053
                                                                                                   -----------
 Net gain (loss) on investments                                                                    103,119,300
                                                                                                   -----------
 Net increase (decrease) in net assets resulting from operations                                  $464,718,548
                                                                                                  ============

See accompanying notes to financial statements.


(This annual report is not part of the prospectus.)

      Statements of changes in net assets
      Tax-Free High Yield Portfolio

                                  Operations
                                                                              Year ended   For the period from
                                                                           Nov. 30, 1997          May 13, 1996*
                                                                                              to Nov. 30, 1996

 Investment income (loss)-- net                                          $   361,599,248        $  214,101,176

 Net realized gain (loss) on investments                                     (34,205,753)            2,001,114

 Net change in unrealized appreciation (depreciation) on investments         137,325,053           142,421,758
                                                                             -----------           -----------

 Net increase (decrease) in net assets resulting from operations             464,718,548           358,524,048

 Net contributions (withdrawals) from partners                              (640,111,208)        5,805,168,107
                                                                            ------------         -------------

 Total increase (decrease) in net assets                                    (175,392,660)        6,163,692,155

 Net assets at beginning of period (Note 1)                                6,163,792,155               100,000
                                                                           -------------               -------

 Net assets at end of period                                              $5,988,399,495        $6,163,792,155
                                                                          --------------        --------------

*Commencement of operations.

See accompanying notes to financial statements.

(This annual report is not part of the prospectus.)


      Notes to financial statements

      Tax-Free High Yield Portfolio

  1

Summary of
significant
accounting policies

      Tax-Free High Yield Portfolio (the Portfolio) is a series of Tax-Free Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Tax-Free High Yield Portfolio invests primarily in medium- and lower-quality bonds and notes issued by or on behalf of state and local governmental units whose interest generally is exempt from federal income tax. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On April 15, 1996, American Express Financial Corporation (AEFC) contributed $100,000 to the Portfolio. Operations did not formally commence until May 13, 1996, at which time, an existing fund transferred its assets to the Portfolio in return for an ownership percentage of the Portfolio.

      Significant accounting polices followed by the Portfolio are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Option transactions

      In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Portfolio may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

      Illiquid securities

      At Nov. 30, 1997, investments in securities included issues that are illiquid. The Portfolio currently limits investments in illiquid securities to 10% of the net assets, at market value, at the time of purchase. The aggregate value of such securities at Nov. 30, 1997 was $1,506,740 representing 0.03% of the net assets. Pursuant to guidelines adopted by the board, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

      Federal taxes

      For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.

  2

Fees and
expenses

      The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.49% to 0.36% annually.

      Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees and any other expenses properly payable by the Trust or Portfolio and approved by the board.

      During the year ended Nov. 30, 1997, the Portfolio's custodian fees were reduced by $28,106 as a result of earnings credits from overnight cash balances.

      Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.

  3

Securities
transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $225,875,994 and $632,283,656, respectively, for the year ended Nov. 30, 1997. For the same year, the portfolio turnover rate was 4%. Realized gains and losses are determined on an identified cost basis.

  4

Interest rate
futures contracts

      At Nov. 30, 1997, investments in securities included securities valued at $31,605,000 that were pledged as collateral to cover initial margin deposits on 1,500 sale contracts. The market value of the open sale contracts at Nov. 30, 1997 was $183,421,875 with a net unrealized loss of $5,624,031. See Summary of significant accounting policies.


(This annual report is not part of the prospectus.)


      Investments in securities

      Tax-Free High Yield Portfolio                                                     (Percentages represent
      Nov. 30, 1997                                                                       value of investments
                                                                                        compared to net assets)

 Municipal bonds (95.5%)

 Name of issuer and                                        Coupon        Maturity      Principal      Value(a)
 title of issue (b,c,j)                                      rate            year         amount

 Alabama (0.5%)
 Baldwin County Eastern Shore Health Care Authority
    Hospital Revenue Bonds Thomas Hospital Series 1991       8.50  %         2016   $  4,765,000 $  5,455,163
 Camden Industrial Development Board Solid Waste Disposal
    Revenue Bonds MacMillan Bloedel Series 1991A A.M.T.      7.75            2019      8,500,000    9,273,585
 Marengo County Limited Obligation Capital Outlay
    Warrants Series 1988                                     8.50            2018      3,000,000    3,183,000
 Mobile Industrial Development Board Solid Waste
    Refunding Revenue Bonds Mobile Energy Services           6.95            2020     11,250,000   12,335,062
 Total                                                                                             30,246,810

 Alaska (0.2%)
 North Slope Borough General Obligation Bonds
    Series 1984B Zero Coupon (CGIC Insured)                  7.05            2004      7,000,000 (f)5,150,880
 North Slope Borough General Obligation Bonds
    Series 1984B Zero Coupon (CGIC Insured)                  7.15            2005      7,000,000 (f)4,880,260
 Total                                                                                             10,031,140

 Arizona (1.0%)
 Chandler Industrial Development Authority
    Beverly Enterprises Series 1994                          7.625           2008      2,750,000    2,876,225
 Maricopa County Hospital System Revenue Bonds
    Samaritan Health Services Series 1981                   12.00            2008        255,000      401,837
 Maricopa County Industrial Development Authority
    Multi-family Housing Revenue Bonds Series B              7.375           2026      2,320,000    2,385,842
 Maricopa County Industrial Development Authority
    Senior Living Facilities Revenue Bonds Series 1997A      7.875           2027     15,000,000   15,623,550
 Maricopa County Pollution Control Refunding
    Revenue Bonds Palo Verde Public Service                  6.375           2023      3,500,000    3,658,760
 Navajo Industrial Development Authority Revenue Bonds
    Stone Container Corporation Series 1997 A.M.T.           7.20            2027      3,000,000    3,300,690
 Phoenix Civic Improvement Waste Water System
    Lease Refunding Revenue Bonds                            5.00            2018      5,000,000    4,831,350
 Phoenix Industrial Development Authority
    Refunding Revenue Bonds Christian Care Apartments        6.50            2026      9,525,000   10,085,165
 Pima County Industrial Development Authority
    Multi-family Housing Revenue Bonds
    Las Villas De Kino Apartments Series 1997 A.M.T.         6.90            2029      7,000,000    7,054,880
 Pima County Industrial Development Authority
    Revenue Bonds LaPosada Park Centre Series 1996A          7.00            2027      5,750,000    5,971,662
 Scottsdale Industrial Development Authority
    Beverly Enterprises Series 1994                          7.625           2008      3,035,000    3,174,306
 Total                                                                                             59,364,267

 Arkansas (0.1%)
 Pope County Solid Waste Disposal Revenue Bonds
    Arkansas Power & Light Series 1991 A.M.T.                8.00            2021      3,250,000    3,578,023

 California (8.3%)
 ABAG Financial Authority for Nonprofit Corporations
    International Schools Certificate of Participation
    Series 1996                                              7.375           2026      8,000,000    8,195,120
 Community Development Authority Health Facilities
    Unihealth America Certificate of Participation
    Series 1993 Inverse Floater (AMBAC Insured)              7.47            2011     22,400,000(d)25,452,000
 East Bay Municipal Utility District Water Revenue Bonds
    Series 1993 Inverse Floater (MBIA Insured)               6.22            2008     15,500,000(d)16,313,750
 Foothill Eastern Transportation Corridor Agency
    Toll Road Revenue Bonds Series 1995A                     5.00            2035     41,070,000   37,652,155
 Fresno Health Facility Refunding Revenue Bonds
    Holy Cross Health System (MBIA Insured)                  5.625           2013      3,000,000    3,106,470
 Irwindale Redevelopment Agency Subordinate Lein
    Tax Allocation Bonds                                     7.05            2026      5,750,000    6,321,838
 Lake Elsinore Public Financing Authority
    Local Agency Revenue Bonds Series 1997F                  7.10            2020     12,000,000   12,802,440
 Los Angeles County Certificate of Participation             6.71            2015     20,000,000   21,132,000
 Los Angeles International Airport Regional Airports
    Improvement Corporation Refunding Revenue Bonds
    Delta Airlines                                           6.35            2025     13,000,000   14,023,490
 Los Angeles International Airport Regional Airports
    Improvement Corporation Refunding Revenue Bonds
    United Airlines Series 1984                              8.80            2021     11,650,000   13,158,325
 Los Angeles Water & Power Electric Plant
    Refunding Revenue Bonds Series 1992                      6.375           2020     10,000,000   10,744,800
 Millbrae Residential Facility Revenue Bonds
    Magnolia of Millbrae Series 1997A A.M.T.                 7.375           2027      2,500,000    2,512,100
 Modesto Santa Clara Redding Public Power Bonds
    San Juan Series C (AMBAC Insured)                        5.50            2021      4,500,000    4,500,000
 Northern California Power Agency Geothermal 3
    Revenue Bonds                                            5.00            2009     49,635,000   49,417,102
 Novato Community Facility District 1 Vintage Oaks
    Public Improvement Special Tax Refunding Bonds           7.25            2021      5,000,000    5,426,600
 Oceanside Certificate of Participation Refunding Bonds
    Oceanside Civic Center (MBIA Insured)                    5.25            2019      7,000,000    6,883,800
 Orange County Special Tax Community Facilities Bonds
    Aliso Veijo District 88-1 Series 1992A                   7.35            2018      6,000,000    6,901,560
 Pleasanton Joint Powers Financing Authority Reassessment
    Revenue Bonds Series 1993A                               6.15            2012      4,640,000    4,927,216
 Regional Airports Improvement Facilities Sublease
    Revenue Bonds Continental Airlines Los Angeles
    International Airport Series 1988 A.M.T.                 9.00         2008-17     12,100,000   12,628,261
 Sacramento Cogeneration Authority Revenue Bonds
    Proctor & Gamble Series 1995                             6.50         2014-21     11,800,000   12,753,178
 Sacramento Municipal Utility District Electric
    Refunding Revenue Bonds Series 1993D
    Inverse Floater (FSA Insured)                            6.47            2005     15,800,000(d)17,241,750
 Sacramento Municipal Utility District Electric
    Refunding Revenue Bonds Series 1993D
    Inverse Floater (FSA Insured)                            6.67            2006     16,400,000(d)17,896,500
    Sacramento Municipal Utility District Electric
    Refunding Revenue Bonds Series 1993D
    Inverse Floater (MBIA Insured)                           7.12            2015     15,000,000(d)15,600,000
 Sacramento Power Authority Cogeneration Revenue Bonds
    Campbell Soup Series 1995                                6.00            2022     25,000,000   26,032,750
 San Joaquin Hills Orange County Transportation
    Corridor Agency Senior Lien Toll Road Revenue Bonds      6.75            2032     14,785,000   16,605,181
 San Joaquin Hills Transportation Corridor Agency
    Capital Appreciation Toll Road Refunding Revenue Bonds
    Zero Coupon Series 1997A (MBIA Insured)                  5.63         2024-25     54,375,000(f)12,773,681
 San Joaquin Hills Transportation Corridor Agency
    Capital Appreciation Toll Road Refunding Revenue Bonds
    Zero Coupon Series 1997A (MBIA Insured)                  5.65         2026-27     36,670,000(f) 7,979,860
 San Joaquin Hills Transportation Corridor Agency
    Capital Appreciation Toll Road Refunding Revenue Bonds
    Zero Coupon Series 1997A (MBIA Insured)                  5.67            2028      7,000,000(f) 1,379,840
 San Joaquin Hills Transportation Corridor Agency
    Senior Lien Toll Road Revenue Bonds Zero Coupon
    Escrowed to Maturity                                     5.35            2017     34,860,000(f)12,817,325
 San Jose Redevelopment Agency Merged Area Tax
    Allocation Bonds Series 1993 Inverse Floater
 (MBIA Insured)                                              6.61            2014     33,600,000(d)34,062,000
 San Marcos Public Facility Authority
    Refunding Revenue Bonds
    Civic Center Public Improvement Series A                 6.20            2022     12,300,000   12,608,853
 Sierra Unified School District Fresno County
    Certificate of Participation Capital Financing
    Refunding Bonds Series 1993                              6.125           2018      6,470,000    6,652,713
 Southern California Public Power Authority
    Power Revenue Bonds Palo Verde
    Series 1993 Inverse Floater (FGIC Insured)               6.62            2017     20,000,000(d)20,625,000
 South Tahoe Joint Power Financing Authority
    Refunding Revenue Bonds South Tahoe Area 1
    Series 1995B                                             6.00            2028      9,900,000   10,188,090
 Ukiah Unified School District Mendocino County
    Certificate of Participation Series 1993                 6.00            2010      5,000,000    5,190,400
 University of California Refunding Revenue Bonds
    Multiple Purpose Project (AMBAC Insured)                 5.25            2016      6,000,000    6,003,300
 Total                                                                                            498,509,448

 Colorado (6.6%)
 Arapahoe County Capital Improvement Trust Fund
    E-470 Highway Revenue Bonds                              7.00            2026     22,000,000   26,064,500
 Arapahoe County Industrial Development Revenue Bonds
    Dillion Real Estate-Kroger                               8.00            2009      4,000,000    4,566,360
 Aurora Centretech Metropolitan District
    Arapahoe County Series 1987B                             6.00            2023      5,699,785    4,907,743
 Bowles Metropolitan District General Obligation Bonds
    Series 1995                                              7.75            2015     16,000,000   16,896,640
 Briargate Public Building Authority
    Landowner Assessment Lien Bonds Series 1985A            10.25            2000      4,333,690 (e) 3,683,636
 Castle Rock Ranch Public Facility Improvement
    Revenue Bonds Series 1996                                6.25            2017     10,000,000   11,229,300
 Colorado Health Facility Authority Hospital Improvement
    Refunding Revenue Bonds
    Parkview Episcopal Medical Center Series 1995            6.125           2025      7,000,000    7,246,050
 Colorado Health Facility Authority Revenue Bonds
    Liberty Heights Zero Coupon Escrowed to Maturity         7.50            2022     81,465,000(f)21,511,648
 Colorado Springs Hospital Revenue Bonds
    Memorial Hospital Series 1990                            7.875           2010      5,000,000    5,524,800
 Colorado Springs Stetson Hills Public Building Authority
    Landowner Assessment Lien Bonds Series 1988A             9.75            2008      2,869,110(e)    86,073
 Colorado Springs Utilities System
    Refunding Revenue Bonds Series 1991C                     6.50            2015     24,895,000   27,101,195
 Colorado Springs Utilities System
    Refunding Revenue Bonds Series 1991C                     6.75            2021     30,000,000   33,121,747
 Colorado Springs Utilities System
    Pre-Refunded Revenue Bonds Series 1991C                  6.50            2015      1,505,000    1,655,109
 Denver City & County Airport Systems Revenue Bonds
    Series 1991A A.M.T.                                      8.75            2023     10,000,000   11,619,200
 Denver City & County Airport Systems Revenue Bonds
    Series 1991D A.M.T.                                      7.75            2021      8,650,000    9,707,636
 Denver City & County Airport Systems Revenue Bonds
    Series 1992A                                             7.25            2025     20,975,000   24,002,741
 Denver City & County Airport Systems Revenue Bonds
    Series 1992B A.M.T.                                      7.25            2023     20,500,000   22,835,360
 Denver City & County Airport Systems Revenue Bonds
    Series 1994A                                             7.50            2012      5,000,000    5,777,050
 Denver City & County Airport Systems Revenue Bonds
    Series 1994A A.M.T.                                      7.50            2023     19,340,000   22,316,233
 Denver City & County GVR Metropolitan District
    General Obligation Refunding Bonds Series 1991           8.00            2006      1,385,000    1,729,103
 Denver City & County GVR Metropolitan District
    General Obligation Refunding Bonds Series 1995B         11.00            2006        730,000      711,750
 Denver Special Facility Airport Revenue Bonds
    United Air Lines Series A A.M.T.                         6.875           2032     25,400,000   27,674,316
 Denver Urban Renewal Authority Tax Increment
    Revenue Bonds Downtown Denver Redevelopment
    Adams Mark Hotel Series 1989 A.M.T.                      8.00         2015-17     20,000,000   22,336,000
 Denver Urban Renewal Authority Tax Increment
    Revenue Bonds South Broadway Montgomery Ward
    Urban Renewal Series 1992                                8.50            2016     14,015,000   15,518,810
 Denver West Metropolitan District
    General Obligation Bonds Series 1996                     6.50            2016      2,560,000    2,690,637
 Denver West Metropolitan District General Obligation
    Refunding Improvement Bonds Series 1995                  7.00            2014      4,230,000    4,609,431
 Hotchkiss Industrial Development Revenue Bonds
    Dillion Real Estate-Kroger                               8.00            2009      1,500,000    1,712,385
 Housing Finance Authority Single Family Program
    Senior Bonds Series 1991B (FGIC Insured)                 7.25            2011      2,580,000    2,723,654
 Housing Finance Authority Single Family Program
    Senior Bonds Series 1991B (FGIC Insured)                 7.30            2018      2,340,000    2,459,714
 Lowry Economic Redevelopment Authority
    Revenue Bonds Series 1996                                7.50            2010     19,000,000   19,659,490
 Saddle Rock Metropolitan District Limited Tax
    General Obligation Bonds Series 1997                     7.63            2016      5,590,000    5,841,662
 Superior Metropolitan District 2 Limited Tax
    General Obligation Refunding Bonds
    MDC Holdings Series 1994B                                7.50            1998      1,900,000    1,944,612
 Superior Metropolitan District 2 Limited Tax
    General Obligation Refunding Bonds
    MDC Holdings Series 1994B                                8.25            2013      2,580,000    2,872,056
 Superior Metropolitan District 2 Limited Tax
    General Obligation Refunding Bonds
    MDC Holdings Series 1994B                                8.50            2013     12,000,000   13,417,320
 Thornton Industrial Development Revenue Bonds
    Dillion Real Estate-Kroger                               8.00            2009      4,500,000(h) 4,500,000
 Westminster Industrial Development Revenue Bonds
    Dillion Real Estate-Kroger                               8.00            2009      3,500,000    3,995,565
 Total                                                                                            394,249,526

 District of Columbia (0.7%)
 General Obligation Refunding Bonds Series 1994A
    (MBIA Insured)                                           6.00            2010     27,875,000   29,727,851
 General Obligation Refunding Bonds Series 1994A
    (MBIA Insured)                                           6.10            2011      7,580,000    8,109,766
 Housing Finance Agency Multi-family Mortgage
    Revenue Bonds Temple Courts Section 8
    Series 1985 (FHA Insured)                               12.00            2022      1,315,000    1,574,384
 Total                                                                                             39,412,001

 Florida (4.1%)
 Arbor Greene Community Development District
    Special Assesment Revenue Bonds Series 1996              7.60            2018      5,000,000    5,364,500
 Broward County Airport System Revenue Bonds
    Series 1989B A.M.T.                                      7.625           2013     15,000,000   15,761,700
 Charlotte County Development Authority 1st Mortgage
    Refunding Revenue Bonds
    Royal Palm Retirement Centre Series 1991                 9.50            2014      4,050,000    4,362,012
 Crossings at Fleming Island Community Development
    District Special Assessment Bonds Series 1995            8.25            2016     10,200,000   11,188,074
 Crossings at Fleming Island Community Development
    District Utility Revenue Bonds Series 1994               7.375           2019     13,535,000   14,243,557
 Department of Transportation Turnpike Revenue Bonds
    Series 1991A (AMBAC Insured)                             6.25            2020     20,000,000   21,202,200
 Gateway Centre Development District Pinellas County
    Special Assessment Revenue Bonds Series 1988             9.125           2009      1,350,000    1,395,832
 Grand Haven Community Development District
    Special Assessment Bonds Flagler County
    Series 1997A                                             6.30            2002      5,600,000    5,722,864
 Grand Haven Community Development District
    Special Assessment Revenue Bonds Series 1997B            6.90            2019      1,000,000    1,024,350
 Hillsborough County Utility Refunding Revenue Bonds
    Series 1991A                                             7.00            2014     24,000,000   26,146,680
 Hillsborough County Utility Refunding Revenue Bonds
    Series 1991A (MBIA Insured)                              6.50            2016     24,760,000   26,838,602
 Jacksonville Electric Authority St. John's River Power
    Park System Revenue Bonds Series 1989                    6.00            2015     10,300,000   10,547,406
 Jacksonville Health Facilities Authority Hospital
    Refunding Revenue Bonds Riverside Hospital
    Series 1989                                              7.625           2013      1,600,000    1,729,232
 Lakewood Ranch Community Development District 1
    Special Assessment Bonds Series 1994                     8.25            2014      5,190,000    5,636,548
 Lee County Industrial Development Authority
    Industrial Development Revenue Bonds Gulf Utility
    Series 1988A A.M.T.                                      9.625           2018      5,545,000    5,933,760
 Lee County Industrial Development Authority
    Industrial Development Revenue Bonds Gulf Utility
    Series 1988B A.M.T.                                      9.50            2020      3,915,000    4,415,533
 Miami Health Facility Authorization Revenue Bonds
    Inverse Floater (AMBAC Insured)                          6.57            2015      3,500,000(d) 3,473,750
 North Springs Improvement Special Assessment
    District Revenue Bonds Heron Bay Series 1997             7.00            2019      3,000,000    3,036,510
 North Springs Improvement Special Assessment
    District Revenue Bonds Parkland Isles Series 1997B       6.25            2005      3,000,000    3,015,000
 Palm Beach County Health Facilities Authority Hospital
    Revenue Bonds Good Samaritan Health Series 1993          6.30            2022      3,750,000    3,982,800
 Polk County Industrial Development Authority 1st Mortgage
    Refunding Revenue Bonds Spring Haven II                  8.75            2014      6,115,000    6,672,015
 Port Everglades Port Authority Revenue Bonds Junior Lien    5.00            2016     18,635,000   18,299,943
 Riverwood Community Development District
    Charlotte County Special Assessment Revenue Bonds        8.50            2012      5,850,000(f) 6,301,503
    Zero Coupon Series 1992A-B
 Sumter County Industrial Development Authority
    Industrial Development Reveue Bonds
    Little Sumter Utility Company
    Series 1997 A.M.T.                                       7.25            2027      4,200,000    4,232,424
 Sumter County Village Community Development
    District 1 Capital Improvement Revenue Bonds
    Series 1992                                              8.40            2012      1,360,000    1,458,872
 Sunrise Utility System Refunding & Improvement
    Revenue Bonds                                           10.75            2018      5,000,000    5,868,100
 Village Center Community Development District 2
    Lake County Recreational Revenue Bonds
    Anticipation Notes Series 1996                           6.50            2000      6,155,000    6,189,530
 Village Center Community District Recreational
    Revenue Bonds Series 1996B                               8.25            2017      2,885,000    3,116,002
 Village Community Development District 2
    Special Assessment District Revenue Bonds
    Series 1996                                              7.625           2017      5,875,000    6,237,017
 Volusia County Industrial Development Authority
    1st Mortgage Refunding Revenue Bonds Series 1996         7.625           2026     10,925,000   11,490,697
 Total                                                                                            244,887,013

 Georgia (2.0%)
 Atlanta Special Purpose Facility Revenue Bonds
    Delta Air Lines Series 1989B A.M.T.                      6.25            2019      8,685,000    8,800,597
 Atlanta Special Purpose Facility Revenue Bonds
    Delta Air Lines Series 1989B A.M.T.                      7.90            2018     13,500,000   14,513,310
 Colquitt County Development Authority Revenue Bonds
    Zero Coupon Escrowed to Maturity                         6.87            2021     46,350,000(f)12,657,722
 Effingham County Pollution Control Revenue Bonds
    Fort Howard Series 1988                                  7.90            2005     19,850,000   21,368,128
 Fulco Hospital Authority Revenue Anticipation Certificate
    Georgia Baptist Health Care Systems Series 1992A         6.375           2022     20,300,000   22,360,450
 Municipal Electric Authority Power Refunding Bonds
    Series 1989R                                             6.00            2014      9,130,000    9,190,623
 Municipal Electric Authority Power Revenue Bonds
    Series L                                                 5.00            2020      1,150,000    1,086,761
 Rockdale County Development Authority Solid Waste
    Disposal Revenue Bonds Visy Paper Series 1993 A.M.T.     7.50            2026     10,000,000   10,794,600
 Savannah Georgia Economic Development Authority
    Revenue Bonds Zero Coupon Escrowed to Maturity           6.87            2021     64,220,000(f)17,537,840
 Total                                                                                            118,310,031

 Hawaii (0.4%)
 City & County of Honolulu Refunding & Improvement
    General Obligation Bonds Series 1993B Inverse Floater    6.48            2006     10,000,000(d)10,912,500
 City & County of Honolulu Refunding & Improvement
    General Obligation Bonds Series 1993B Inverse Floater    6.78            2008     10,000,000(d)11,062,500
 Total                                                                                             21,975,000

 Illinois (7.6%)
 Bradley Kankakee County Tax Increment
    Refunding Revenue Bonds Series 1993                      8.40            2012      5,800,000    6,558,060
 Broadview Cook County Senior Lien Tax Increment
    Revenue Bonds Series 1993                                8.25            2013     11,705,000   13,239,526
 Chicago General Obligation Refunding Bonds
    Series 1995A (AMBAC Insured)                             5.50            2018     20,000,000   20,539,800
 Chicago General Obligation Bonds Series 1991
    (AMBAC Insured)                                          6.00            2016      6,170,000    6,463,877
 Chicago General Obligation Bonds Series 1994A
    (AMBAC Insured)                                          5.875           2022     17,850,000   18,452,437
 Chicago O'Hare International Airport General Airport
    Revenue Bonds Series 1990A A.M.T.                        6.00            2018     29,000,000   29,523,160
 Chicago O'Hare International Airport General Airport
    Revenue Bonds Series 1990A A.M.T.                        7.50            2016     21,000,000   22,590,750
 Chicago O'Hare International Airport General Airport
    Refunding Revenue Bonds Series 1993A                     5.00            2016     14,450,000   13,900,033
 Chicago O'Hare International Airport
    Special Revenue Facility Bonds Delta Airlines
    Series 1992                                              6.45            2018     10,000,000   10,541,000
 Chicago O'Hare International Airport
    Special Revenue Facility Bonds United Airlines
    Series C                                                 8.20            2018     22,780,000   24,498,979
 Chicago O'Hare International Airport Terminal
    Special Revenue Bonds A.M.T.                             7.50            2017     32,250,000   34,525,238
 Chicago O'Hare International Airport Terminal
    Special Revenue Bonds (FGIC Insured) A.M.T.              7.875           2025     17,750,000   19,474,767
 Chicago Ridge Special Service Area 1 Unlimited
    Ad Valorem Tax Bonds Series 1990                         9.00            2008      2,700,000    2,946,321
 Chicago Wastewater Transmission Revenue Bonds
    Series 1994 (MBIA Insured)                               6.375           2024     22,500,000   24,505,650
 Cook County Bedford Park Senior Lien Tax Increment
    Revenue Bonds Mark IV Series 1992                        9.75            2012      1,740,000    2,130,334
 Cook County Bedford Park Senior Lien Tax Increment
    Revenue Bonds                                            7.00            2006      1,175,000    1,247,392
 Cook County Bedford Park Senior Lien Tax Increment
    Revenue Bonds                                            7.375           2012      1,700,000    1,798,413
 Development Finance Authority Lifecare Revenue Bonds
    Presbyterian Homes Series 1996B                          6.40            2031      6,700,000    7,257,708
 Development Finance Authority Pollution Control
    Refunding Revenue Bonds Central Illinois
    Public Service Series 1993B-2                            5.90            2028      2,500,000    2,582,525
 Development Finance Authority Pollution Control
    Refunding Revenue Bonds Commonwealth Edison
    Series 1994                                              5.70            2009      2,000,000    2,134,120
 Development Finance Authority Pollution Control
    Refunding Revenue Bonds Commonwealth Edison
    Series 1994                                              5.85            2014      4,500,000    4,788,990
 Development Finance Authority Pollution Control
    Refunding Revenue Bonds Illinois Power
    Series 1991A                                             7.375           2021     19,250,000   22,183,508
 Development Finance Authority Retirement Housing
    Revenue Bonds Zero Coupon Escrowed to Maturity           7.75            2020     68,000,000(f)19,841,720
 DuPage County Tax Increment Revenue Bonds
    Series 1997                                              7.875           2017      4,690,000    5,085,461
 Educational Facilities Authority Refunding Revenue Bonds
    Loyola University of Chicago Series 1993
    Inverse Floater (FGIC Insured)                           7.22            2012     11,000,000(d)11,893,750
 Educational Facilities Authority Refunding Revenue Bonds
    Lewis University Series 1996                             6.125           2026      8,780,000    9,070,706
 Granite City Madison County Hospital
    Refunding Revenue Bonds St. Elizabeth Medical Center
    Series 1989A                                             8.125           2008      3,315,000    3,487,712
 Health Facilities Authority Refunding Revenue Bonds
    Edwards Hospital Series 1993A                            6.00            2019      6,350,000    6,493,827
 Health Facilities Authority Refunding Revenue Bonds
    Morris Hospital                                          6.125           2023      3,005,000    3,092,025
 Health Facilities Authority Refunding Revenue Bonds
    Masonic Medical Center Series 1993                       5.50            2019      2,000,000    1,979,780
 Health Facilities Authority Refunding Revenue Bonds
    University of Chicago Series 1993 Inverse Floater
    (MBIA Insured)                                           7.37            2014     10,000,000(d)10,700,000
 Health Facilities Authority Revenue Bonds
    Sarah Bush Lincoln Health Center Series 1996B            5.75            2022      2,915,000    2,926,660
 Health Facility Authority Revenue Bonds
    Delnore Community Hospital Series 1989                   8.00            2019      7,000,000    7,523,110
 Health Facility Authority Revenue Bonds
    Sarah Bush Lincoln Health Center Series 1992             7.25         2012-22      4,000,000    4,533,720
 Health Facility Authority Revenue Bonds
    South Suburban Hospital Series 1992                      7.00         2009-18      9,000,000   10,409,610
 Hodgkins General Obligation Tax Increment Bonds
    Series 1991                                              9.50            2009     12,200,000   14,785,674
 Hodgkins General Tax Increment Bonds
    Series 1995A                                             7.625           2013      9,000,000    9,865,710
 Lakemoor Special Tax Revenue Bonds Series 1997              7.80            2027      9,000,000    9,487,890
 Lansing Tax Increment Refunding Revenue Bonds
    Landings Redevelopment Area Limited Sales
    Tax Pledge Series 1992                                   7.00            2008     10,000,000   11,129,600
 Marion General Obligation Hospital Alternate
    Revenue Source Bonds Series 1991                         7.50            2016      3,800,000    4,304,412
 Metropolitan Pier & Exposition Authority
    Dedicated State Tax Refunding Revenue Bonds
    McCormick Place Zero Coupon (FGIC Insured)               6.37            2019      6,000,000(f) 1,891,440
 Metropolitan Pier & Exposition Authority
    Dedicated State Tax Refunding Revenue Bonds
    McCormick Place Zero Coupon (MBIA Insured)               6.61            2017     11,210,000(f) 3,948,610
 Metropolitan Pier & Exposition Authority
    Sales Tax & Miscellaneous Tax Revenue
    Capital Appreciation Refunding Bonds
    Zero Coupon Series 1996A (MBIA Insured)                  6.05            2022     16,225,000(f) 4,261,009
 Regional Transportation Authority General
    Obligation Bonds Counties of Cook, Dupage, Kane, Lake
    McHenry & Will Series 1992A (AMBAC Insured)              6.125           2022      7,200,000    7,502,688
 Tinley Park Cook & Will Counties Limited Sales Tax
    Revenue Bonds Series 1988                               10.25            1999        895,000(e)   340,100
 Tinley Park Cook & Will Counties Unlimited Ad Valorem
    Tax Bonds of Special Service                            10.65         1997-07      1,275,000    1,134,750
 Total                                                                                            457,572,552

 Indiana (2.0%)
 Brazil 1st Mortgage Revenue Bonds Hoosier Care II
    Series 1990                                             10.375           2020      4,165,000    4,507,113
 Carmel Retirement Rental Housing Refunding
    Revenue Bonds Beverly Enterprises Series 1992            8.75            2008      6,785,000    7,702,536
 Development Finance Authority Environmental
    Improvement Refunding Revenue Bonds USX Corporation
    Series 1996                                              6.25            2030      2,000,000    2,109,840
 East Chicago Elementary School Building Lake County
    1st Mortgage Refunding Bonds Series 1996                 6.25            2016      8,000,000    8,691,440
 Hanover 1st Mortgage Revenue Bonds Hoosier Care II
    Series 1990                                             10.375           2020      6,815,000    7,374,784
 Health Facility Authority Hospital Revenue Bonds
    Community Hospital of Anderson Series 1993               6.00            2023     10,000,000   10,195,700
 Health Facility Authority Hospital Revenue Bonds
    Union Hospital Series 1993 (MBIA Insured)                5.125           2018     10,000,000    9,634,200
 Health Facility Finance Authority Hospital Revenue Bonds
    Hancock Memorial Series 1996                             6.125           2017      2,295,000    2,377,941
 Kokomo Hospital Authority Hospital Refunding
    Revenue Bonds St. Joseph's Hospital Series 1988A         8.75            2013      5,000,000    5,264,950
 La Porte County Hospital Authority Hospital Refunding
    Revenue Bonds La Porte Hospital Series 1993              6.00            2023      2,990,000    3,056,647
 La Porte County Hospital Authority Hospital Refunding
    Revenue Bonds La Porte Hospital Series 1993              6.25            2012      5,070,000    5,273,003
 Lawrenceburg Pollution Control Refunding Revenue Bonds
    Methodist Hospital Series 1989                           6.50         2008-13     19,670,000   21,666,789
 Municipal Power Agency Power Supply System
    Refunding Revenue Bonds                                  5.75            2018      6,470,000    6,472,717
 Rockport Pollution Control Refunding Revenue Bonds
    Indiana Michigan Electric Series B                       7.60            2016      5,500,000    6,001,600
 St. Joseph County Hospital Facility Revenue Bonds
    Memorial Hospital of South Bend                          9.40            2010      1,930,000    2,499,755
 Vincennes Economic Development
    Revenue Bonds Southwest Indiana
    Regional Youth Village Facility Series 1993              8.50            2024     16,575,000   17,705,581
 Total                                                                                            120,534,596

 Iowa (0.7%)
 Iowa City Refunding Revenue Bonds Mercy Hospital
    Series 1986                                              6.00            2012      6,300,000    6,324,633
 Keokuk Hospital Facilities Refunding Revenue Bonds
    Keokuk Area Hospital Series 1991                         7.625           2021      5,350,000    5,805,820
 Muscatine Electric Refunding Revenue Bonds Series 1986      5.00         2007-08      7,350,000    7,349,786
 Muscatine Electric Refunding Revenue Bonds Series 1986      6.00         2005-06     22,175,000   22,202,053
 Total                                                                                             41,682,292

 Kentucky (1.3%)
 Development Finance Authority Hospital Facility
    Revenue Bonds St. Luke Hospital Series 1989B             6.00            2019     22,695,000   23,073,326
 Development Finance Authority Medical Center
    Refunding Revenue Improvement Bonds
    Ashland Hospital Series 1987                             9.75            2011      4,000,000    4,117,784
 Economic Development Finance Authority Hospital
    Refunding Revenue & Improvement Bonds
    Appalachian Regional Hospital Series 1997                5.875           2022      2,000,000    2,014,660
 Louisville Airport Lease Revenue Bonds
    Series 1989A A.M.T.                                      7.875           2019      4,000,000    4,282,200
 Louisville & Jefferson County Riverport Authority
    Mortgage Revenue Bonds Series 1986 A.M.T.                7.875           2016      7,185,000    7,391,425
 McCracken County Revenue Bonds Lourdes Hospital             6.00            2012      8,300,000    8,320,916
    Muhlenberg County Hospital Refunding Revenue Bonds
    Muhlenberg Community Hospital Series 1988                9.50            2010      3,920,000    4,138,854
 Muhlenberg County Hospital Refunding Revenue Bonds
    Muhlenberg Community Hospital Series 1996                6.75            2010      9,565,000    9,937,461
 Turnpike Authority Economic Road Development
    Refunding Revenue Bonds Series 1993 Inverse Floater
    (AMBAC Insured)                                          7.189           2012     15,000,000(d)15,993,750
 Total                                                                                             79,270,376

 Louisiana (3.2%)
 Calcasieu Parish Industrial Development Pollution Control
    Refunding Revenue Bonds Gulf State Utilities
    Series 1992                                              6.75            2012     10,500,000   11,243,715
 Energy & Power Authority Refunding Revenue Bonds
    Rodemacher Unit 2 Series 1991 (FGIC Insured)             6.00            2013     28,000,000   28,678,720
 Hodge Village Combined Utility System Revenue Bonds
    Stone Container Series 1990 A.M.T.                       9.00            2010     23,000,000   25,051,370
 New Orleans Audubon Park Commission Aquarium
    Revenue Bonds Series 1992A                               8.00            2012      7,100,000    8,220,167
 Public Facilities Authority Revenue Bonds
    Glen Retirement Systems Series 1995                      6.50            2015      1,000,000    1,061,160
 Public Facilities Authority Revenue Bonds
    Glen Retirement Systems Series 1995                      6.70            2025      1,500,000    1,608,465
 Public Facilities Authority Revenue Bonds
    Windsor Multi-family Housing Foundation
    Series 1996A                                             6.25            2026      9,570,000    8,265,035
 St. Charles Parish Pollution Control Revenue Bonds
    Louisiana Power & Light Series 1984                      8.25            2014     28,600,000   30,841,954
 St. Charles Parish Pollution Control Revenue Bonds
    Louisiana Power & Light Series 1991 A.M.T.               7.50            2021     20,700,000   22,738,122
 St. Charles Parish Pollution Control Revenue Bonds
    Louisiana Power & Light 2nd Series 1984                  8.00            2014     29,155,000   31,756,209
 Southern Louisiana Port Commission Terminal
    Refunding Revenue Bonds Gatx Terminal Series 1993        7.00            2023     13,180,000   14,321,124
 West Feliciana Parish Demand Pollution Control
    Revenue Bonds Gulf State Utilities Series 1985B          9.00            2015      6,000,000    6,717,480
 Total                                                                                            190,503,521

 Maine (0.1%)
 Finance Authority Multi-family Housing Revenue
    Obligation Securities Huntington Common
    Series 1997A                                             7.50            2027      5,000,000    4,993,200
 Health & Higher Educational Facilities Authority
    Revenue Bonds St. Mary's Hospital Series 1989            8.625           2022      3,500,000    3,802,540
 Total                                                                                              8,795,740

 Maryland (0.7%)
 Frederick County Economic Refunding Revenue Bonds
    Alumax Series 1992                                       7.25            2017      9,880,000   10,648,368
 Harford County Industrial Development Revenue Bonds
    Dorsey                                                   8.00            2005        500,000      502,460
 Prince George's County Hospital Revenue Bonds
    Dimensions Health Series 1992                            7.00            2022      7,000,000    7,888,440
 Prince George's County Hospital Revenue Bonds
    Dimensions Health Series 1992                            7.25            2017     11,400,000   12,964,422
 State Transportation Authority Facility Revenue Bonds
    Zero Coupon Series 1992 Capital Appreciation
    (FGIC Insured)                                           6.33         2010-11      9,700,000(f) 4,999,532
 State Transportation Authority Facility Revenue Bonds
    Zero Coupon Series 1992 (FGIC Insured)                   6.35            2012      5,000,000(f) 2,391,100
 Total                                                                                             39,394,322

 Massachusetts (2.6%)
 Bay Transportation Authority Refunding Revenue Bonds
    Series 1994A (MBIA Insured)                              6.00            2012      8,000,000    8,471,280
 Greater Lawrence Sanitary District North Andover
    General Obligation Bonds                                 8.50            2005      3,255,000    3,371,757
 Health & Educational Facilities Authority Revenue Bonds
    Berkshire Health Systems Series C                        5.90            2011      2,000,000    2,032,720
 Health & Educational Facilities Authority Revenue Bonds
    Berkshire Health Systems Series C                        6.00            2020      4,000,000    4,078,440
 Health & Educational Facilities Authority Revenue Bonds
    Beverly Hospital Inverse Floater (MBIA Insured)          7.37            2020      8,000,000(d) 8,360,000
 Health & Educational Facilities Authority Revenue Bonds
    Charlton Memorial Hospital Series B                      7.25            2013      6,455,000    7,088,558
 Industrial Finance Agency Pollution Control Refunding
    Revenue Bonds Eastern Edison Series 1993                 5.875           2008      4,250,000    4,336,318
 Industrial Finance Agency Resource Recovery
    Revenue Bonds SEMASS Series 1991A                        9.00            2015     18,885,000   21,285,472
 Industrial Finance Agency Resource Recovery
    Revenue Bonds SEMASS Series 1991B A.M.T.                 9.25            2015     24,900,000   28,064,541
 Municipal Wholesale Electric Power Supply System
    Revenue Bonds Series 1992B                               6.75            2017     10,130,000   11,320,275
 Municipal Wholesale Electric Power Supply System
    Revenue Bonds Series 1993A Inverse Floater
    (AMBAC Insured)                                          7.02            2018      6,500,000(d) 6,418,750
 State Health & Educational Facilities Authority
    Revenue Bonds Holyoke Hospital Series 1994B              6.50            2015        500,000      522,700
 State Industrial Finance Agency Assisted Living
    Facility Revenue Bonds Newton Group Properties LLC
    Series 1997 A.M.T.                                       8.00            2027      4,300,000    4,338,485
 Water Resources Authority General
    Refunding Revenue Bonds Series 1992B                     5.50            2015     22,175,000   22,351,513
 Water Resources Authority General Revenue Bonds
    Series 1992A                                             6.50            2019      3,500,000    4,086,460
 Water Resources Authority General Revenue Bonds
    Series 1993B-95B (MBIA Insured)                          5.00         2022-25     19,000,000   18,121,930
 Total                                                                                            154,249,199

 Michigan (3.9%)
 Crawford County Economic Development Corporation
    Environmental Improvement Revenue Bonds
    Weyerhaeuser Series 1991A                                7.125           2007     10,800,000   12,466,656
 Detroit Unlimited Tax General Obligation Bonds
    Series 1993                                              6.35            2014      5,930,000    6,289,299
 Detroit Unlimited Tax General Obligation Bonds
    Series 1995A                                             6.80            2015      1,375,000    1,580,672
 Lincoln Consolidated School District Unlimited Tax
    General Obligation Refunding Bonds (FGIC Insured)        5.85            2018      6,455,000    6,751,414
 Midland County Economic Development Corporation
    Pollution Control Limited Obligation
    Refunding Revenue Bonds Midland Cogeneration
    Series 1990B A.M.T.                                      9.50            2009     35,200,000   38,926,624
 Midland County Economic Development Corporation
    Pollution Control Limited Obligation
    Refunding Revenue Bonds Midland Cogeneration
    Series 1990C                                             8.50            2009     18,900,000   20,482,308
 Monroe County Pollution Control
    Revenue Bonds Detroit Edison A.M.T.                      7.75            2019     40,250,000(h)43,639,855
 State Hospital Finance Authority Hospital
    Refunding Revenue Bonds Detroit Medical Center
    Series 1993A                                             6.50            2018     10,000,000   10,784,700
 State Hospital Finance Authority Hospital
    Refunding Revenue Bonds
    Sinai Hospital Greater Detroit Series 1995               6.625           2016      2,750,000    3,017,355
 State Hospital Finance Authority Hospital
    Refunding Revenue Bonds
    Sinai Hospital Greater Detroit Series 1995               6.70            2026      3,000,000    3,295,890
 State Hospital Finance Authority Hospital
    Revenue Bonds Central Michigan Community Hospital        6.25            2016      2,095,000    2,169,896
 State Hospital Finance Authority Hospital
    Revenue Bonds McLaren Obligated Group
    Series 1991A                                             7.50            2021      7,500,000    8,467,950
 State Job Development Authority Pollution Control
    Revenue Bonds Chrysler                                   5.70            1999      4,350,000    4,469,538
 Strategic Fund Environmental Improvement Limited
    Obligation Refunding Revenue Bonds
    Crown Paper Company Series 1997B                         6.25            2012      1,100,000    1,113,981
 Strategic Fund Limited Obligation Refunding
    Revenue Bonds Detroit Edison
    Series 1995AA (MBIA Insured)                             6.40            2025     12,000,000   13,223,760
 Strategic Fund Limited Obligation Refunding
    Revenue Bonds Ford Motor Series 1991A                    7.10            2006     16,400,000   19,249,008
 Strategic Fund Limited Obligation Refunding
    Revenue Bonds Great Lakes Pulp & Fibre
    Series 1994 A.M.T.                                      10.25            2016     35,000,000(e)19,425,000
 Troy City Downtown Development Authority
    Revenue Bonds Oakland County Series 1995A                6.375           2018      1,000,000    1,092,890
 Van Buren County Downtown Development Authority
    Tax Increment Revenue Bonds Series 1994                  8.40            2016      3,990,000    4,573,657
 Wayne County Special Airport Facilities Refunding
    Revenue Bonds Northwest Airlines Series 1995             6.75            2015     11,295,000   12,348,146
 Total                                                                                            233,368,599

 Minnesota (3.9%)
 Becker Solid Waste Disposal Facility Revenue Bonds
    Liberty Paper Series 1994B A.M.T.                        9.00            2015     18,000,000   19,136,160
 Bloomington Community Development
    Refunding Revenue Note 24th Avenue Motel                 8.50            2005      1,499,244(k) 1,506,740
 Bloomington Health Care Facility Revenue Bonds
    Friendship Village of Bloomington Series 1992            8.50            2002      3,680,000    3,985,035
 Brainerd Economic Development Authority Health Care
    Facility Revenue Bonds Benedictine Health System
    St. Joseph Medical Center Series 1990                    8.375           2020      4,670,000    5,172,165
 Duluth Economic Development Authority Health Care
    Facility Revenue Bonds Benedictine Health System
    St. Mary's Medical Center Series 1990                    8.375           2020      8,300,000    9,192,499
 Duluth Housing & Redevelopment Authority
    1st Mortgage Revenue Bonds
    Lakeshore Lutheran Home                                  8.00            2000        110,000      110,211
 Duluth Housing & Redevelopment Authority
    1st Mortgage Revenue Bonds
    Lakeshore Lutheran Home                                  8.25            2009        750,000      751,590
 Fergus Falls Health Care Facilities Revenue Bonds
    Series 1995                                              6.50            2025      1,530,000    1,634,407
 International Falls Solid Waste Disposal
    Revenue Bonds Boise Cascade
    Series 1990 A.M.T.                                       7.75            2015     10,000,000   10,517,800
 Mahtomedi Multi-family Housing Revenue Bonds
    Briarcliff Series 1996 A.M.T.                            7.35            2036      2,000,000    2,067,980
 Maplewood Elder Care Facility Revenue Bonds
    Care Institute Series 1994                               7.75            2024      8,000,000    8,491,120
 Maplewood Multi-family Housing Refunding
    Revenue Bonds Carefree Cottages Series 1995 A.M.T.       7.20            2032      5,000,000    5,088,450
 Mille Lacs Capital Improvement Authority Infrastructure
    Revenue Bonds Series 1992A                               9.25            2012      4,455,000    5,565,097
 Minneapolis Housing & Healthcare Facility
    Revenue Bonds Augustana Chapel View Homes
    Series 1997                                              6.75            2027      2,640,000    2,681,395
 Richfield Multi-family Housing
    Refunding Revenue Bonds
    Village Shores Apartments Series 1996                    7.625           2031      4,985,000    5,122,935
 Robbinsdale Multi-family Housing Revenue Bonds
    Copperfield Hill Series A                                7.35            2031      3,500,000    3,547,355
 St. Louis Park Health Care Facilities Revenue Bonds
    Healthsystem Minnesota Obligated Group
    Series 1993 Inverse Floater (AMBAC Insured)              4.925           2005     10,200,000(d)10,047,000
 St. Louis Park Health Care Facilities Revenue Bonds
    Healthsystem Minnesota Obligated Group
    Series 1993 Inverse Floater (AMBAC Insured)              5.925           2013     18,000,000(d)17,865,000
 St. Louis Park Health Care Park Nicollet
    Medical Center Facility Revenue Bonds Series 1990A       9.25            2020      6,000,000    6,718,440
 St. Louis Park Multi-family Housing Refunding
    Revenue Bonds Park Boulevard Towers Series 1996A         7.00            2031     11,585,000   11,918,185
 St. Paul Housing & Redevelopment Authority
    Health Care Facility Revenue Bonds
    Lyngblomsten Care Center Series 1993A                    7.125           2017      4,535,000    4,768,552
 St. Paul Housing & Redevelopment Authority
    Health Care Facility Revenue Bonds Lyngblomsten
    Multi-family Rental Housing Series 1993B                 7.00            2024      2,780,000    2,807,300
 St. Paul Port Authority Redevelopment Multi-family
    Refunding Revenue Bonds Burlington Apartments
    Series A (GNMA Insured)                                  5.75            2031     14,355,000   14,533,863
 St. Paul Port Authority Redevelopment Multi-family
    Subordinate Refunding Revenue Bonds
    Burlington Apartments Series A                           8.625           2031      3,770,000    3,811,545
 Southern Minnesota Municipal Power Agency
    Power Supply System Refunding Revenue Bonds
    Series 1992                                              5.75            2018     32,210,000   32,656,753
 Southern Minnesota Municipal Power Agency
    Power Supply System Revenue Bonds
    Zero Coupon Series 1994A (MBIA Insured)                  6.72            2021     13,500,000(f) 3,926,610
 Southern Minnesota Municipal Power Agency
    Power Supply System Revenue Bonds
    Zero Coupon Series 1994A (MBIA Insured)                  6.73            2022     17,500,000(f) 4,824,925
 Southern Minnesota Municipal Power Agency
    Power Supply System Revenue Bonds
    Zero Coupon Series 1994A (MBIA Insured)                  6.74            2023     27,500,000(f) 7,187,400
 Southern Minnesota Municipal Power Agency
    Power Supply System Revenue Bonds
    Zero Coupon Series 1994A (MBIA Insured)                  6.75         2024-27     87,410,000(f) 20,079,756
 Vadnais Heights Multi-family Housing Refunding
    Revenue Bonds Cottages of Vadnais Heights
    Series 1995 A.M.T.                                       7.00            2031      1,995,000    2,029,075
 Washington County Housing & Redevelopment Authority
    Woodbury Multi-family Housing Refunding
    Revenue Bonds Series 1996                                6.95            2023      4,940,000    5,035,046
 Total                                                                                            232,780,389

 Mississippi (0.7%)
 Claiborne County Pollution Control Refunding
    Revenue Bonds System Energy Resources
    Series 1995                                              7.30            2025      4,000,000    4,232,960
 Claiborne County Pollution Control Revenue Bonds
    Middle South Energy                                      9.50            2013      1,500,000    1,616,460
 Claiborne County Pollution Control Revenue Bonds
    Middle South Energy Series C                             9.875           2014     15,375,000   16,624,988
 Harrison County Waste Water Management District
    Refunding Bonds Series 1986                              5.00            2015      4,250,000    4,225,477
 Jackson Industrial Development Revenue Bonds Dorsey         8.00            2005        422,000      425,929
 Lowndes County Solid Waste Disposal Pollution Control
    Revenue Bonds Weyerhaeuser Series 1989 A.M.T.            7.875           2005     12,250,000   13,305,215
 Lowndes County Solid Waste Disposal Pollution Control
    Refunding Revenue Bonds Weyerhaeuser Series 1989         7.99            2022      4,000,000(i) 4,808,680
 Total                                                                                             45,239,709

 Missouri (0.7%)
 Regional Convention & Sports Complex Authority Bonds
    St. Louis Sponsor Series 1991B                           7.00            2021      5,810,000    6,568,495
 State Environment & Improvement Energy Resources
    Authority Pollution Control Revenue Bonds Chrysler       5.70            1999      9,250,000    9,418,535
 Sikeston Electric System Refunding Revenue Bonds
    Series 1992 (MBIA Insured)                               5.80            2002      4,165,000    4,427,312
 St. Louis Industrial Development Authority
    Refunding Revenue Bonds Kiel Center
    Multipurposes Arena Series 1992 A.M.T.                   7.875           2024     15,400,000   16,815,414
 St. Louis Regional Convention & Sports Complex Authority
    Pre-Refunded Revenue Bonds Series 1991C                  7.90            2021      2,575,000    3,027,144
 St. Louis Regional Convention & Sports Complex Authority
    Revenue Bonds Series 1991C                               7.90            2021        125,000      139,589
 Total                                                                                             40,396,489

 Nebraska (--%)
 Omaha Public Power District Electric System
    Revenue Bonds Series 1986A                               6.00            2015      1,370,000    1,461,297

 Nevada (0.7%)
 Clark County Collateralized Pollution Control
    Revenue Bonds Nevada Power A.M.T.                        7.80            2009     11,850,000   12,584,345
 Clark County Industrial Development Revenue Bonds
    Nevada Power Series 1990 A.M.T.                          7.80            2020      5,000,000    5,383,800
 Las Vegas Redevelopment Agency Tax Increment
    Subordinate Lien Revenue Bonds Series 1994A              6.00            2010      2,000,000    2,068,780
 Las Vegas Redevelopment Agency Tax Increment
    Subordinate Lien Revenue Bonds Series 1994A              6.10            2014      2,750,000    2,851,200
 Las Vegas Special Improvement District 707
    Local Improvement Bonds
    Summerlin Area Series 1996                               7.10            2016      6,000,000    6,235,200
 Washoe County Hospital Revenue Bonds
    Washoe Medical Center Series 1989A                       7.60            2019      2,750,000    2,939,448
 Washoe County Hospital Revenue Bonds
    Washoe Medical Center Series 1993A                       6.00            2015      7,250,000    7,520,062
 Total                                                                                             39,582,835

 New Hampshire (2.4%)
 Business Financial Authority Pollution Control
    Refunding Revenue Bonds United Illuminating
    Series 1993A                                             5.875           2033     13,200,000   13,262,964
 Business Financial Authority Pollution Control &
    Solid Waste Disposal Refunding Revenue Bonds
    Crown Paper Company Series 1996                          7.75            2022      4,255,000    4,691,180
 Industrial Development Authority Pollution Control
    Revenue Bonds State Public Service Series 1991B          7.50            2021     51,485,000   54,084,993
 Industrial Development Authority Pollution Control
    Revenue Bonds State Public Service
    Series 1991C A.M.T.                                      7.65            2021     25,000,000   26,551,000
 Industrial Development Authority Pollution Control
    Revenue Bonds United Illuminating
    Series 1989A A.M.T.                                      8.00            2014      8,000,000    8,562,480
 State Higher Education & Health Facility Authority
    Hospital Revenue Bonds Hitchcock Clinic
    Series 1994 (MBIA Insured)                               6.00            2024     13,000,000   13,657,410
 State Turnpike System Refunding Revenue Bonds
    Series 1992                                              5.75            2020     20,615,000   20,930,203
 Total                                                                                            141,740,230

 New Jersey (0.2%)
 Health Care Facility Finance Authority Revenue Bonds
    St. Peter Medical Center Series 1994F (MBIA Insured)     5.00            2016     10,000,000    9,693,500
 Health Care Facility Finance Authority Revenue Bonds
    Zurbrugg Memorial Hospital Series C                      8.50            2012      3,500,000    3,577,525
 Total                                                                                             13,271,025

 New Mexico (1.8%)
 Albuquerque Health Care System Revenue Bonds
    Lovelace Medical Fund                                   10.25            2011         55,000       55,811
 Bernalillo County Multi-family Housing Revenue Bonds
    Series 1997D                                             7.70            2027      9,985,000   10,195,384
 Cibola County Correctional Facility
    Certificate of Participation Series 1993                 8.50            2015     16,710,000   18,414,420
 Farmington Pollution Control Refunding Revenue Bonds
    Series 1996A-B                                           6.30            2016     10,000,000   10,561,000
 Farmington Pollution Control Refunding Revenue Bonds
    State Public Service San Juan Series 1994A               6.40            2023     30,650,000   32,185,259
 Farmington Pollution Control Refunding Revenue Bonds
    Series 1997A                                             6.95            2020      4,000,000    4,431,080
 Farmington Power Refunding Revenue Bonds
    Generating Division                                      9.875           2013      5,000,000    6,675,900
 Las Vegas Hospital Facility Refunding Revenue Bonds
    Northeastern Regional Hospital Series 1987               9.625           2013      5,525,000    5,667,103
 Lordsberg Pollution Control Refunding Revenue Bonds
    Phelps Dodge                                             6.50            2013     20,000,000   21,671,200
 Total                                                                                            109,857,157

 New York (8.3%)
 Battery Park City Authority Refunding Revenue Bonds
    Series 1993A                                             5.50            2010      9,940,000   10,235,317
 Dormitory Authority New York State University Education
    Facility Pre-Refunded Revenue Bonds Series 1990A         7.70            2012     10,000,000   11,028,700
 Dormitory Authority New York State University Education
    Facility Revenue Bonds Series 1993A                      5.50            2013     24,530,000   25,357,642
 Dormitory Authority New York City University System
    Consolidated 2nd General Resource Revenue Bonds
    Series 1990C                                             5.00            2017     20,820,000   19,651,582
 Dormitory Authority New York City University System
    Consolidated 2nd General Resource Revenue Bonds
    Series 1990C                                             6.00            2016     39,465,000   40,257,457
 Dormitory Authority New York City University System
    Consolidated 2nd General Resource Revenue Bonds
    Series 1990D                                             7.00            2009      5,000,000    5,799,550
 Dormitory Authority New York City University System
    Consolidated 2nd General Resource Revenue Bonds
    Series 1994A                                             5.75            2018      5,500,000    5,786,385
 Dormitory Authority New York Court Facility Lease
    Revenue Bonds Series 1993A                               5.375           2016     11,000,000   10,879,220
 Metropolitan Transportation Transit Facilities
    Service Contract Series 3                                6.00            2019      6,395,000    6,687,379
 New York City General Obligation Bonds Series 1992B         7.40            2000     30,000,000   31,896,000
 New York City General Obligation Bonds Series 1994B         7.00            2016     16,500,000   18,660,510
 New York City General Obligation Bonds Series 1996F-G       5.75         2017-20     27,825,000   28,316,394
 New York City Industrial Development Agency
    Special Facility Revenue Bonds American Airlines
    Series 1990 A.M.T.                                       8.00            2020     16,130,000   16,961,502
 New York City Municipal Water Financial Authority
    Water & Sewer System Revenue Bonds Series 1994B
    Inverse Floater (MBIA Insured)                           6.27            2009     15,500,000(d)15,906,875
 New York City Municipal Water Financial Authority
    Water & Sewer System Revenue Bonds Series A              6.25            2021     55,500,000   58,573,590
 New York City Municipal Water Financial Authority
    Water & Sewer System Revenue Bonds Series B              5.00            2017      6,255,000    6,102,440
 Port Authority Special Obligation Revenue Bonds
    KIAC A.M.T.                                              6.75            2019      3,500,000    3,816,960
 Port Authority Special Project Bonds La Guardia
    Airport Passenger Terminal Continental and
    Eastern Airlines A.M.T.                                  9.00            2006      2,645,000    2,985,888
 Port Authority Special Project Bonds La Guardia
    Airport Passenger Terminal Continental and
    Eastern Airlines Series 2 A.M.T.                         9.00            2010      8,800,000    9,934,144
 Port Authority Special Project Bonds La Guardia
    Airport Passenger Terminal Continental and
    Eastern Airlines Series 2 A.M.T.                         9.125           2015     17,500,000   19,814,200
 State Energy Research & Development Authority Electric
    Facility Revenue Bonds Consolidated Edison A.M.T.        7.125           2022     10,750,000   10,981,555
 State Energy Research & Development Authority Electric
    Facility Revenue Bonds Consolidated Edison A.M.T.        7.375           2024     23,000,000   23,606,970
 State Energy Research & Development Authority Electric
    Facility Revenue Bonds Consolidated Edison A.M.T.        7.50            2021      9,000,000    9,113,400
 State Energy Research & Development Authority Electric
    Facility Revenue Bonds Consolidated Edison
    Series 1990A A.M.T.                                      7.50            2025     30,975,000   32,660,350
 State Housing Finance Agency Service Contract Obligation
    Revenue Bonds Series 1995A                               6.50            2025     12,475,000   13,728,862
 State Housing Finance Agency State University
    Construction Refunding Bonds Series 1986A                6.50            2013      3,500,000    3,972,430
 State Local Government Assistance Corporation
    Series 1991A                                             6.50            2020     11,000,000   11,832,260
 State Medical Facilities Finance Agency Mental
    Health Services Improvement Refunding Revenue Bonds
    Series 1993D                                             5.25            2023     15,000,000   14,425,950
 State Medical Facilities Finance Agency Mental
    Health Services Improvement Refunding Revenue Bonds
    Series 1993F                                             5.25            2019      5,790,000    5,581,502
 State Urban Development Correctional Facility
    Refunding Revenue Bonds Series A                         5.50            2016      2,750,000    2,755,170
 State Urban Development Correctional Facility
    Revenue Bonds Series 1993A                               5.25            2021     12,110,000   11,578,977
 State Urban Development Correctional Facility
    Revenue Bonds Series 6                                   5.375           2025      9,000,000    8,731,080
 Total                                                                                            497,620,241

 North Carolina (4.1%)
 Eastern Municipal Power Agency Power Supply System
    Refunding Revenue Bonds Series 1993B                     6.25            2012     24,655,000   25,963,687
 Eastern Municipal Power Agency Power System
    Refunding Revenue Bonds Series 1986A                     4.00            2018      8,675,000    7,396,132
 Eastern Municipal Power Agency Power System
    Refunding Revenue Bonds Series 1986A                     5.00            2017      6,500,000    6,374,035
 Eastern Municipal Power Agency Power System
    Refunding Revenue Bonds Series 1988A                     6.00            2026      3,125,000    3,355,801
 Eastern Municipal Power Agency Power System
    Refunding Revenue Bonds Series 1989A                     5.50            2011     37,800,000   37,861,236
 Eastern Municipal Power Agency Power System
    Refunding Revenue Bonds Series 1989A                     6.50            2024     16,750,000   16,996,728
 Eastern Municipal Power Agency Power System
    Refunding Revenue Bonds Series 1989A                     7.50            2010     29,160,000   35,236,810
 Eastern Municipal Power Agency Power System
    Refunding Revenue Bonds Series 1991A                     5.75            2019     55,000,000   55,155,100
 Eastern Municipal Power Agency Power System
    Refunding Revenue Bonds Series 1994B                     7.25            2007      5,000,000    5,737,500
 Eastern Municipal Power Agency Power System
    Refunding Revenue Bonds Series B                         6.125           2009     10,000,000   10,547,200
 Eastern Municipal Power Agency Power System
    Revenue Bonds Series 1993D                               5.875           2013      2,300,000    2,355,361
 Municipal Power Agency 1 Catawba Electric
    Revenue Bonds Series 1988                                7.00            2016      5,140,000    5,256,986
 Municipal Power Agency 1 Catawba Electric
    Revenue Bonds Series 1993
    Inverse Floater (MBIA Insured)                           6.82            2012      7,400,000(d) 7,686,750
 Municipal Power Agency 1 Catawba Electric
    Revenue Bonds Series 1993
    Inverse Floater (MBIA Insured)                           7.02            2020     15,000,000(d)15,243,750
 Offiss Incorporation Recreational Facilities
    Gross Revenue Bonds Smoky Mountain Golf Course
    Zero Coupon Series 1994-96                               8.38            2019     8,295,000(e,g)8,094,759
 Total                                                                                            243,261,835

 North Dakota (0.4%)
 Fargo Hospital Refunding Revenue & Improvement Bonds
    Dakota Hospital Series 1992                              6.875           2012      3,000,000    3,370,410
 Fargo Hospital Refunding Revenue & Improvement Bonds
    Dakota Hospital Series 1992                              7.00            2022      4,250,000    4,798,208
 General Obligation Bonds Real Estate Series 1986A           6.00            2013      8,585,000    8,681,581
 Ward County Health Care Facilities
    Refunding Revenue Bonds Series 1996B                     6.25            2021      4,000,000    4,148,760
 Ward County Health Care Facilities Refunding
    Revenue Bonds Trinity Group Series 1996A                 6.25            2026      6,110,000    6,337,231
 Total                                                                                             27,336,190

 Ohio (3.0%)
 Air Quality Development Authority Pollution Control
    Refunding Revenue Bonds Cleveland Electric
    Company Series 1997B                                     6.00            2020     10,000,000   10,230,900
 Air Quality Development Authority Pollution Control
    Refunding Revenue Bonds Ohio Edison Series A             5.95            2029     13,300,000   13,607,496
 Air Quality Development Authority Pollution Control
    Revenue Bonds Ohio Edison Series 1989A                   7.625           2023      6,750,000    7,126,717
 Bellefontaine Hospital Facilities Refunding Revenue Bonds
    Mary Rutan Health Association Series 1993                6.00            2013      5,330,000    5,421,356
 Butler County Hospital Facilities
    Refunding Revenue & Improvement Bonds
    Fort Hamilton-Hughes Memorial Center Series 1991         7.50            2010      9,800,000   10,643,192
 Carroll Water & Sewer District Unlimited Tax
    General Obligation Bonds                                 6.25            2010      8,360,000    8,357,743
 Cleveland Parking Facilities Improvement
    Revenue Bonds Series 1992                                8.10            2022     15,000,000   17,630,850
 Coshocton County Solid Waste Disposal Refunding
    Revenue Bonds Stone Container Series 1992                7.875           2013     17,500,000   19,549,600
 Cuyahoga County Health Care Facilities Lifecare Refunding
    Revenue Bonds Judson Retirement Community
    Series 1996A                                             7.25         2013-18      6,210,000    6,584,338
 Erie County Hospital Improvement Refunding
    Revenue Bonds Firelands Community Hospital
    Series 1992                                              6.75            2015      6,540,000    7,088,052
 Lorain County Independent Living & Hospital Facilities
    Mortgage Refunding Revenue Bonds
    Elyria United Methodist
    Series 1996C                                             6.875           2022      3,100,000    3,297,966
 Marion County Health Care Facilities
    Refunding & Improvement Revenue Bonds
    United Church Homes Series 1993                          6.30            2015      1,800,000    1,877,670
 Marion County Health Care Facilities
    Refunding & Improvement Revenue Bonds
    United Church Homes Series 1993                          6.375           2010      2,000,000    2,097,140
 Montgomery County Health Facilities Refunding
    Revenue Bonds Friendship Village of Dayton
    Series 1990A                                             9.25            2016      9,025,000   10,117,386
 Water Development Authority Collateralized Pollution
    Control Refunding Revenue Bonds Cleveland Electric
    Series 1995                                              7.70            2025     13,000,000   14,874,860
 Water Development Authority Collateralized Pollution
    Control Revenue Bonds Cleveland Electric
    Series 1989 A.M.T.                                       8.00            2023     10,000,000   11,377,200
 Water Development Authority Collateralized Pollution
    Control Revenue Bonds Toledo Edison
    Series 1989 A.M.T.                                       8.00            2023      8,500,000    8,978,040
 Water Development Authority Pollution Control
    Revenue Bonds Ohio Edison A.M.T.                         8.10            2023     10,000,000   10,666,700
 Water Development Authority Pollution Control
    Refunding Revenue Bonds Toledo Edison
    Series 1994A A.M.T.                                      8.00            2023     10,000,000   10,382,300
 Total                                                                                            179,909,506

 Oklahoma (1.0%)
 Grand River Dam Authority Refunding Revenue Bonds
    Series 1987                                              5.00            2012     10,105,000   10,053,464
 Hinton Economic Development Authority
    Certificate of Participation Series 1994                 8.75            2015     11,675,000   12,544,554
 Hinton Economic Development Authority
    Certificate of Participation Dominion Leasing
    Series 1990A                                             9.75            2015     19,090,000   21,261,678
 Jackson County Hospital Authority
    Refunding Revenue Bonds
    Jackson County Memorial Hospital Series 1994             7.30            2015      6,580,000    7,040,995
 Midwest City Memorial Hospital Authority Hospital
    Revenue Bonds Series 1992                                7.375           2022      7,815,000    8,856,818
 Stillwater Medical Center Authority
    Hospital Revenue Bonds Series 1997B                      6.50            2019      1,750,000    1,866,603
 Total                                                                                             61,624,112

 Oregon (0.6%)
 State Health Housing Educational &
    Cultural Facilities Authority Revenue Bonds
    Oregon Baptist Retirement Homes-Weidler
    Retirement Center Series 1995                            8.00            2026      7,720,000    7,992,670
 Western Generation Agency Revenue Bonds
    Wauna Cogeneration Series 1994A                          7.125           2021     19,200,000   20,682,432
 Western Generation Agency Revenue Bonds
    Wauna Cogeneration Series 1994B A.M.T.                   7.40            2016      9,000,000    9,828,270
 Total                                                                                             38,503,372

 Pennsylvania (4.1%)
 Allegheny County Industrial Development Authority
    Environment Improvement Revenue Bonds
    USX Corporation Series 1994A                             6.70            2020      6,000,000    6,480,600
 Beaver County Industrial Development Authority
    Collateralized Pollution Control Refunding
    Revenue Bonds Cleveland Electric Illuminating
    Series 1995                                              7.625           2025      7,500,000    8,523,675
 Beaver County Industrial Development Authority
    Collateralized Pollution Control Refunding
    Revenue Bonds Cleveland Electric Illuminating
    Series 1995A                                             7.75            2025     21,150,000   24,253,339
 Beaver County Industrial Development Authority
    Collateralized Pollution Control Refunding
    Revenue Bonds Toledo Edison
    Series 1995A                                             7.75            2020     14,000,000   16,109,520
 Beaver County Industrial Development Authority
    Pollution Control Revenue Bonds
    Toledo Edison-Beaver Valley Series 1995                  7.625           2020     11,700,000   13,296,933
 Beaver County Industrial Development Authority
    Pollution Control Revenue Bonds Ohio Edison              7.75            2024     34,650,000   36,578,966
 Butler County Industrial Development Authority
    Health Care Refunding Revenue Bonds
    Pittsburgh Lifetime Care Community Sherwood Oaks
    Series 1993                                              5.75         2011-16      5,000,000    5,111,860
 Convention Center Authority Refunding Revenue Bonds
    Philadelphia Series 1994A                                6.75            2019      5,300,000    5,818,340
 Delaware County Authority 1st Mortgage Revenue Bonds
    Riddle Village Series 1996                               7.00            2026     10,000,000   10,362,400
 Delaware County Authority 1st Mortgage Revenue Bonds
    Whitehorse Village Continuing Care Series 1989           9.70         2009-19     11,000,000   12,228,150
 Delaware County Industrial Development Authority
    Pollution Control Refunding Revenue Bonds
    Philadelphia Electric Series A                           7.375           2021        900,000      981,603
 Harrisburg Dauphin County General Obligation Bonds
    Zero Coupon Series 1997F (AMBAC Insured)                 5.50            2020      3,000,000(f)   875,040
 Harrisburg Dauphin County General Obligation Bonds
    Zero Coupon Series 1997F (AMBAC Insured)                 5.52         2021-22      2,000,000(f)   535,430
 Montgomery County Higher Education & Health Authority
    Retirement Community Revenue Bonds G.D.L. Farms
    Series A                                                 9.50            2020      3,000,000    3,365,820
 Philadelphia Gas Works Revenue Bonds Series 13              7.70            2021      4,150,000    4,691,160
 Philadelphia Hospital & Higher Education Facility
    Authority Hospital Revenue Bonds
    Albert Einstein Medical Center                           7.625           2011     15,545,000   16,415,986
 Philadelphia Municipal Authority Lease
    Refunding Revenue Bonds Series 1993D                     6.25            2013      2,500,000    2,615,375
 Philadelphia Municipal Authority Lease
    Refunding Revenue Bonds Series 1993D                     6.30            2017      1,550,000    1,621,393
 Philadelphia Water & Sewer Revenue Bonds 16th Series        7.00            2018     14,000,000   15,306,060
 Philadelphia Water & Sewer Revenue Bonds 16th Series        7.50            2010     13,200,000   14,880,096
 Philadelphia Water & Wastewater Revenue Bonds
    Series 1993 (CGIC Insured)                               5.50            2015     11,000,000   11,155,540
 State Department of General Services Certificate of
    Participation Series 1994A (AMBAC Insured)               5.00            2015     25,000,000   24,231,000
 Wilkins Industrial Development Authority Revenue Bonds
    Retirement Community Longwood at Oakmont
    Series 1991A                                            10.00            2021      8,495,000   10,078,298
 Total                                                                                            245,516,584

 Puerto Rico (0.8%)
 Electric Power Agency Revenue Bonds Series N-O              6.00            2010     45,305,000   46,154,016

 South Carolina (0.9%)
 Cherokee County Spring City Knitting Cluett Peabody         7.40            2009      5,200,000    5,772,312
 Piedmont Municipal Power Agency Electric
    Refunding Revenue Bonds Series 1986B                     5.75            2024      7,550,000    7,549,925
 Public Service Authority Electric System Expansion
    Revenue Bonds Santee Cooper Series 1991D                 6.625           2031     14,975,000   16,657,441
 Public Service Authority Electric System Revenue Bonds
    Santee Cooper Series 1991B                               6.00            2031      8,000,000    8,456,000
 Public Service Authority Electric System Revenue Bonds
    Santee Cooper Series 1993A Inverse Floater
    (MBIA Insured)                                           6.50            2013     17,700,000(d)18,275,250
 Total                                                                                             56,710,928

 South Dakota (0.5%)
 Heartland Consumers Power District Electric System
    Refunding Revenue Bonds Series 1986                      6.00            2010     10,205,000   11,042,014
 Souix Falls Multi-family Housing Revenue Bonds
    Series 1996A                                             7.50            2034     12,200,000   12,754,124
 State Lease Revenue Trust Certificates Series 1993
    (CGIC Insured)                                           6.70            2017      7,260,000    8,576,964
 Total                                                                                             32,373,102

 Tennessee (0.4%)
 Nashville & Davidson County Health & Education Facility
    1st Mortgage Revenue Bonds
    Blakeford at Green Hills CCRC                            9.25            2024     12,230,000   14,425,040
 Knox County Health Education & Housing Facility Hospital
    Revenue Bonds Baptist Health System East Tennessee
    Series 1989                                              8.60            2016     10,000,000   10,779,600
 Total                                                                                             25,204,640

 Texas (6.6%)
 Alliance Airport Authority Special Facility Revenue Bonds
    American Airlines Series 1990 A.M.T.                     7.50            2029     37,400,000   40,724,860
 Austin Combined Utility Systems Refunding
    Revenue Bonds Series 1985                               10.75         2010-15     12,000,000   13,833,480
 Austin Combined Utility Systems Refunding
    Revenue Bonds Series 1986                                5.00            2013     20,000,000   19,400,600
 Board of Regents of the University System General
    Refunding Revenue Bonds Series 1986                      6.50            2007      2,565,000    2,683,067
 Brazos River Authority Collateralized Pollution Control
    Revenue Bonds Texas Utility Electric
    Series 1989A A.M.T.                                      8.25            2019     14,000,000   14,799,400
 Brazos River Authority Collateralized Pollution Control
    Revenue Bonds Texas Utility Electric
    Series 1990A A.M.T.                                      8.125           2020     13,205,000   14,344,988
 Brazos River Authority Collateralized Pollution Control
    Revenue Bonds Texas Utility Electric
    Series 1991A A.M.T.                                      7.875           2021     24,450,000   27,002,091
 Brazos River Authority Collateralized
    Refunding Revenue Bonds Houston Lighting & Power
    Series 1989A                                             7.625           2019     26,300,000   28,060,259
 Brownsville Utility System Priority Revenue Bonds
    Series 1990 (AMBAC Insured)                              6.50            2017     10,015,000   10,814,197
 Castlewood Municipal Utility District Water &
    Sewer Systems Unlimited Tax & Refunding Revenue Bonds
    Series 1997                                              6.75            2014      2,890,000    2,895,607
 Colony Municipal Utility District 1 Denton County
    Series 1980                                              9.25            2007      1,000,000    1,355,490
 Dallas & Fort Worth International Airport Special Facility
    Revenue Bonds American Airlines Series 1990 A.M.T.       7.50            2025     26,200,000   28,481,234
 Dallas & Fort Worth International Airport Special Facility
    Revenue Bonds Delta Air Lines Series 1991 A.M.T.         7.125           2026     13,500,000   14,465,520
 Denison Hospital Authority Hospital Revenue Bonds
    Texoma Medical Center Series 1994                        7.10            2024      3,950,000    4,308,621
 Harris County Health Facilities Hospital Revenue Bonds
    Memorial Hospital Series 1992                            7.125           2015     16,000,000   18,233,440
 Harris County Industrial Development Marine Terminal
    Refunding Revenue Bonds GATX Terminal Series 1992        6.95            2022     15,000,000   16,278,150
 Hidalgo County Health Services Corporation
    Hospital Revenue Bonds Mission Hospital
    Series 1996                                              6.875           2026      7,880,000    8,469,818
 Interstate Municipal Utility District
    Unlimited Tax Bonds Harris County Series 1996            6.75            2021      3,020,000    3,246,681
 Karnes County Public Facility Lease Revenue Bonds           9.20            2015     15,990,000   16,996,890
 Kings Manor Municipal Utility District
    Waterworks & Sewer Systems Combination
    Unlimited Tax & Revenue Bonds Series 1995                6.875           2018      2,470,000    2,561,909
 Matagorda County Navigation District 1
    Collateral Pollution Control Revenue Bonds
    Central Power & Light Series 1986A
    (AMBAC Insured) A.M.T.                                   7.50            2020      6,500,000    7,001,995
 Midland County Hospital District Revenue Bonds
    Series 1992                                              7.50            2016      3,025,000    3,430,894
 Municipal Power Agency Refunding Revenue Bonds
    (MBIA Insured)                                           5.25            2009      8,000,000    8,363,920
 Municipal Power Agency Revenue Bonds                        5.50            2013      7,410,000    7,410,222
 Plano Collin & Denton County General Obligation Bonds
    Limited Tax Series 1986                                  6.00            2006      1,600,000    1,607,984
 Rio Grande City Consolidated Independent School District
    Public Facilities Lease Revenue Bonds Series 1995        6.75            2010      4,000,000    4,298,400
 Sabine River Authority Collateralized Pollution Control
    Revenue Bonds Texas Utilities Electric
    Series 1990A A.M.T.                                      8.125           2020     30,500,000   33,133,065
 San Antonio Electric & Gas System
    Refunding Revenue Bonds Series 1989B                     5.00            2016     11,000,000   10,629,630
 San Antonio Electric & Gas System
    Revenue Bonds Series 1987                                5.00            2014      8,680,000    8,481,749
 West Side Calhoun County Navigation District
    Solid Waste Disposal Revenue Bonds
    Union Carbide Chemical & Plastics Series 1991 A.M.T.     8.20            2021     17,550,000   19,553,859
 Total                                                                                            392,868,020

 Utah (1.9%)
 Association Municipal Power System Hunter Series A
    (AMBAC Insured)                                          5.50            2012      4,000,000    4,000,920
 Carbon County Solid Waste Disposal
    Refunding Revenue Bonds Sunnyside
    Cogeneration Associates Series 1991 A.M.T.               9.25            2018     25,350,000(e)13,942,500
 Housing Finance Agency Single Family Mortgage
    Senior Bonds Series 1991C (FGIC Insured)                 7.30            2011        860,000      910,198
 Housing Finance Agency Single Family Mortgage
    Senior Bonds Series 1991C (FGIC Insured)                 7.35            2016        685,000      724,367
 Hurricane Health Facilities Development Revenue Bonds
    Mission Health Services Series 1990                     10.50            2020      7,635,000    8,475,842
 Intermountain Power Agency Power Supply
    Refunding Revenue Bonds Series F (AMBAC Insured)         5.00            2013      5,000,000    4,925,300
 Intermountain Power Agency Power Supply
    Refunding Revenue Bonds Series 1993B
    Inverse Floater                                          7.14            2011      7,600,000(d) 8,037,000
 Intermountain Power Agency Power Supply
    Refunding Revenue Bonds Series 1996C
    (MBIA Insured)                                           5.70            2017     46,000,000   47,579,640
 Intermountain Power Agency Power Supply
    Revenue Bonds Series 1987A (MBIA Insured)                5.00            2012      8,000,000    7,942,400
 Intermountain Power Agency Power Supply
    Revenue Bonds Series 1989A-B                             6.00            2023     13,665,000   13,821,793
 Tooele County Pollution Control Revenue Bonds
    Laidlaw Environmental Services Incorporated
    Series 1997A A.M.T.                                      7.55            2027      4,000,000    4,389,600
 Total                                                                                            114,749,560

 Virginia (0.6%)
 Fairfax County Redevelopment & Housing Authority
    Multi-family Housing Revenue Bonds
    Burkeshire Commons Series 1996                           7.60            2036     13,245,000   14,172,680
 Hopewell City Industrial Development Authority
    Pollution Control Refunding Revenue Bonds
    Stone Container Series 1992                              8.25            2010      3,170,000    3,574,460
 Housing Development Authority Commonwealth
    Mortgage Bonds Series 1992A                              7.15            2033     15,000,000   15,798,000
 Total                                                                                             33,545,140

 Washington (3.6%)
 King County Housing Authority Pooled Housing
    Refunding Revenue Bonds Series 1995A                     7.20            2026      4,000,000    4,113,520
 Longview Industrial Development Corporation Solid Waste
    Revenue Bonds Weyerhauser Series 1991 A.M.T.             7.45            2013     20,000,000   21,788,000
 Public Power Supply System Nuclear Project 1
    Refunding Revenue Bonds Series A                         6.50            2015     21,000,000   23,186,100
 Public Power Supply System Nuclear Project 1 Refunding
    Revenue Bonds Bonneville Power Administration
    Series 1993A Inverse Floater (FSA Insured)               7.32            2011     25,000,000(d)28,375,000
 Public Power Supply System Nuclear Project 1
    Revenue Bonds Series 1989                                6.00            2017     28,070,000   28,891,328
 Public Power Supply System Nuclear Project 1
    Revenue Bonds Series 1990A                               6.00            2017     38,875,000   39,683,989
 Public Power Supply System Nuclear Project 2
    Revenue Bonds Series 1994A                               5.375           2011     10,000,000   10,043,900
 Public Power Supply System Nuclear Project 3
    Revenue Bonds Series 1989B                               5.50         2017-18     27,550,000   27,342,242
 Snohomish County Public Utility District 1
    Generation System Revenue Bonds Series 1986A             5.00            2020     17,750,000   17,423,223
 State General Obligation
    Refunding Revenue Bonds
    Zero Coupon Series 1997A                                 5.95            2019     16,260,000(f) 5,017,836
 State Housing Finance Commission
    Refunding Revenue Bonds Horizon House
    Series 1995A (Asset Guaranty Insured)                    6.00            2017      3,700,000    3,853,217
 State Housing Finance Commission
    Refunding Revenue Bonds Horizon House
    Series 1995A (Asset Guaranty Insured)                    6.125           2027      3,850,000    4,007,003
 Total                                                                                            213,725,358

 West Virginia (1.5%)
 Kanawha County Pollution Control
    Revenue Bonds Union Carbide Series 1984                  7.35            2004      3,000,000    3,453,660
 Marion County Solid Waste Disposal Facility
    Revenue Bonds American Power Paper Recycling
    Series 1993 A.M.T.                                       7.75            2011     20,000,000(e) 9,500,000
 Marion County Solid Waste Disposal Facility
    Revenue Bonds American Power Paper Recycling
    Series 1994 A.M.T.                                       8.25            2011     10,000,000(e) 4,750,000
 Marion County Solid Waste Disposal Facility
    Revenue Bonds American Power Paper Recycling
    Series 1995 A.M.T.                                       9.00            2011      5,000,000(e) 2,375,000
 Marion County Solid Waste Disposal Facility
    Revenue Bonds American Power Paper Recycling
    Series 1995B A.M.T.                                      9.25            2011      5,000,000(e) 2,375,000
 Mason County Pollution Control Refunding
    Revenue Bonds Appalachian Power Series 1992J             6.60            2022     25,000,000   26,735,750
 Pea Ridge Public Service District Sewer
    Refunding Revenue Bonds Series 1990                      9.25            2020      2,575,000    2,713,329
 Putnam County Pollution Control Revenue Bonds
    Appalachian Power Series C                               6.60            2019     10,600,000   11,282,322
 School Building Authority Capital Improvement
    Revenue Bonds Series 1991A                               6.00            2021     20,785,000   21,473,191
 South Charleston Pollution Control Refunding
    Revenue Bonds Union Carbide Series 1985                  7.625           2005      3,000,000    3,492,390
 Total                                                                                             88,150,642

 Wisconsin (0.6%)
 Health & Education Facilities Authority
    Revenue Bonds St. Clare Hospital                         7.00            2022     12,115,000   13,062,393
 Health Facilities Authority Refunding Revenue Bonds
    Villa Clement Series 1986                                8.75            2012      4,365,000    4,376,000
 Madison Industrial Development
    Refunding Revenue Bonds Madison Gas & Electric
    Series 1992B                                             6.70            2027     19,300,000   20,949,957
 Total                                                                                             38,388,350

 Wyoming (0.2%)
 Green River & Rock Springs Sweetwater County
    Joint Powers Water Board Revenue Bonds
    Series 1988A                                             8.50            2007      2,500,000    2,581,925
 Natrona County Hospital Revenue Bonds
    Wyoming Medical Center                                   8.125           2010      6,500,000    7,043,270
 State Farm Loan Board Capital Facilities
    Revenue Bonds Series 1994                                6.10            2024      5,000,000    5,253,850
 Total                                                                                             14,879,045

 Total municipal bonds
 (Cost: $5,158,090,986)                                                                        $5,720,784,228

 Short-term securities (2.4%)

 Issuer (c,i,j)                                             Effective               Amount            Value(a)
                                                                yield           payable at
                                                                                  maturity
 Municipal notes
 Allegheny County Industrial Development Authority
 Revenue Bonds Longwood at Oakmont Series D
    07-01-27                                                    3.85%         $  2,500,000       $  2,500,000
 Burke County Development Authority Pollution
 Control Revenue Bonds Georgia Power Vogtle
 3rd Series
    09-01-25                                                    3.80             2,000,000          2,000,000
 Burke County Development Authority Pollution
 Control Revenue Bonds Georgia Power Vogtle
 4th Series
    07-01-24                                                    3.85             1,800,000          1,800,000
 Burke County Development Authority Pollution
 Control Revenue Bonds Georgia Power Vogtle
 5th Series V.R.
    07-01-24                                                    4.00            19,000,000         19,000,000
 Columbia Industrial Development Pollution
 Control Revenue Bonds Alabama Power
 Series C V.R.
    10-01-22                                                    4.00             9,600,000          9,600,000
 Duluth Health Facilities Revenue Bonds
 Miller-Dwan Medical Center V.R.
    06-01-19                                                    3.85             5,200,000          5,200,000
 Forsyth Pollution Control Revenue Bonds
 Portland General Electric Series A
    06-01-13                                                    3.85             3,500,000          3,500,000
 Harris County Health Facilities Development
 Hospital Revenue V.R. Methodist Hospital
    12-01-25                                                    3.85             7,900,000          7,900,000
 Jackson County Pollution Control Revenue Bonds
 Chevron Series 1992
    06-01-23                                                    3.85               200,000            200,000
 Jackson County Port Facility Chevron V.R.
    06-01-23                                                    3.90            15,500,000         15,500,000
 Louisiana State Offshore Term Authority
 Deepwater Port Revenue Bonds Loop V.R.
    09-01-08                                                    3.85             4,000,000          4,000,000
 Monroe County Development Authority
 Georgia Power 2nd Series
    07-01-25                                                    4.00             4,100,000          4,100,000
 New York City General Obligation Bonds
 Fiscal 1995 Series B
    06-15-23                                                    3.85             2,500,000          2,500,000
 New York City Municipal Water Finance Authority
 Series G V.R. (FGIC Insured)
    06-15-25                                                    4.00            25,800,000         25,800,000
 New York City Municipal Water Finance Authority
 Series 1994C
    06-15-23                                                    3.85             4,500,000          4,500,000
 New York City Municipal Water Finance Authority
 Water & Sewer System Revenue Bonds
    06-15-22                                                    3.85             9,600,000          9,600,000
    06-15-23                                                    3.85             2,100,000          2,100,000
 Putnam County Development Authority Pollution
 Control Revenue Georgia Power Company
    09-01-29                                                    3.85             8,400,000          8,400,000
 Valdez Marine Term Revenue Bonds
 Exxon Pipeline Series A V.R.
    12-01-33                                                    3.85             5,000,000          5,000,000
 Washington State Public Power Supply System
    07-01-17                                                    3.85             6,100,000          6,100,000
 Washington State Public Power Supply System
    07-01-17                                                    3.90             3,000,000          3,000,000

 Total short-term securities
 (Cost: $142,300,000)                                                                          $  142,300,000

 Total investments in securities
 (Cost: $5,300,390,986)(l)                                                                     $5,863,084,228

See accompanying notes to investments in securities.

(This annual report is not part of the prospectus.)


      Investments in securities

      Tax-Free High Yield Portfolio

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Investments in bonds, by rating category as a percentage of total bonds, are as follows:

                                                 (Unaudited)
Rating                               11-30-97                    11-30-96

AAA                                       30%                         25%

AA                                         5                           6

A                                         15                          16

BBB                                       28                          33

BB and below                              22                          20

Non-rated                                 --                          --

Total                                    100%                        100%

(c) The following abbreviations are used in portfolio descriptions to identify the insurer of the issue:

AMBAC      --    American Municipal Bond Association Corporation
CGIC       --    Capital Guaranty Insurance Company..
FGIC       --    Financial Guarantee Insurance Corporation
FHA        --    Federal Housing Authority
FSA        --    Financial Security Assurance
GNMA       --    Government National Mortgage Association
MBIA       --    Municipal Bond Investors Assurance

(d) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on Nov. 30, 1997. Inverse floaters in the aggregate represent 5.8% of the Portfolio's net assets as of Nov. 30, 1997.

(e) Non-income producing. Items identified are in default as to payment of interest and/or principal.

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(h) Pledged as initial deposit on the following open interest rate futures contracts (see Note 4 to the financial statements):

Type of security                                              Notional amount
Sales contracts
Municipal Bonds Dec. 1997                                        $150,000,000

(i) Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 1997.

(j) The Portfolio is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. The following abbreviations are used in the portfolio descriptions:

V.R.        --  Variable Rate
V.R.D.N.    --  Variable Rate Demand Note
A.M.T.      --  Alternative Minimum Tax -- As of Nov. 30, 1997, the value of securities subject to alternative minimum tax represented 18.4% of net assets.

(k) Identifies issues considered to be illiquid as to their  marketability  (see
Note 1 to the financial statements). Information concerning such security holdings at Nov. 30, 1997, is as follows:

 Security                                    Acquisition            Purchase
                                                    date                cost
Bloomington Community Development
Refunding Revenue Note
24th Avenue Motel                               03-31-88          $1,721,000

(l) At Nov. 30, 1997, the cost of securities for federal income tax purposes was $5,300,394,205 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

 Unrealized appreciation........................................$614,690,695
 Unrealized depreciation.........................................(52,000,672)
                                                                 -----------
 Net unrealized appreciation....................................$562,690,023

PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)      FINANCIAL STATEMENTS:

         Financial   statements   filed   electronically   in  Part  B  of  this
         Registration Statement for IDS High Yield Tax-Exempt Fund:

         - Independent Auditors' Report dated January 2, 1998
         - Statement of Assets and Liabilities, Nov. 30, 1997
         - Statement of Operations, Year ended Nov. 30, 1997
         - Statement of Changes in net assets, for the two-year period ended Nov. 30, 1996 and Nov. 30, 1997
         - Notes to financial statements

         For Tax-Free High Yield Portfolio:

         - Independent Auditor's Report dated January 2, 1998
         - Statement of Assets and Liabilities, Nov. 30, 1997
         - Statement of Operations, year ended Nov. 30, 1997
         - Statement of changes in net assets, period from May 13, 1996 to Nov. 30, 1996 and year ended Nov. 30, 1997
         - Notes to financial statements
         - Investments in securities, Nov. 30, 1997
         - Notes to investments in securities

(b)      EXHIBITS:

1. Copy of Articles of Incorporation, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 19 to Registration Statement No. 2-63552, is incorporated herein by reference.

2. Copy of By-laws, as amended Jan. 12, 1989, filed as Exhibit 2 to Registrant's Post-Effective Amendment No. 20 to Registration Statement No. 2-63552, is incorporated herein by reference.

3.       Not applicable.

4. Form of Stock certificate, filed as Exhibit 4 to Registrant's Registration Statement No.2-63552, on February 9, 1979, is incorporated herein by reference.

5.       Copy of Investment  Management Services Agreement between Registrant
         and American   Express   Financial   Corporation,   dated  March  20,
         1995,   filed electronically as Exhibit 5 to Registrant's
         Post-Effective Amendment No. 34 to Registration Statement No.2-63552, is incorporated herein by reference. The agreement was assumed by the Portfolio when the Fund adopted the master/feeder structure.

6. Copy of Distribution Agreement Between Registrant and American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as
         Exhibit 6 to Registrant's Post-Effective Amendment No. 34 to Registration Statement No. 2-63552, is incorporated herein by reference

7. All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

8(a). Copy of Custodian Agreement between Registrant and First National Bank of Minneapolis, dated August 16, 1979, filed electronically as
         Exhibit 8(a) to Registrant's Post-Effective Amendment No. 34 to Registration Statement No.2-63552, is incorporated herein by reference.

8(b). Copy of Addendum to the Custodian Agreement between Registrant, First Bank National Association and American Express Financial Corporation, dated May 13, 1996 filed electronically as Exhibit 8(b) to Registrant's Post-Effective Amendment No. 34 to Registration Statement No. 2-63552, is incorporated herein by reference.

9(a). Copy of Plan and Agreement of Merger, filed electronically as Exhibit No. 9 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 2-63552, is incorporated herein by reference.

9(b). Copy of Transfer Agency Agreement between Registrant and American Express Client Service Corporation, dated Jan. 1, 1998, is filed electronically herewith.

9(c). Copy of License Agreement between Registrant and IDS Financial Corporation dated January 25, 1988, filed as Exhibit 9(c) to Registrant's Post-Effective Amendment No. 21 to Registration Statement No. 2-63552, is incorporated herein by reference.

9(d). Copy of Shareholder Service Agreement between Registrant and American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 34 to Registration Statement No. 2-63552, is incorporated herein by reference.

9(e). Copy of Administrative Service Agreement between Registrant and American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 9(e) to Registrant's Post-Effective Amendment No. 34 to Registration Statement No. 2-63552, is incorporated herein by reference.

9(f). Copy of Agreement and Declaration of Unitholders between Registrant and Strategist Tax-Free Income Fund, Inc., dated May 13, 1996, filed electronically as Exhibit 9(f) to Registrant's Post-Effective Amendment No. 34 to Registration Statement No. 2-63552, is incorporated herein by reference.

9(g). Copy of Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, filed electronically on or about May 27 1997 as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s Post-Effective Amendment
         No. 30 to Registration Statement No. 2-93745, is incorporated herein by reference.

         Registrant's Class Y Shareholder Service Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

10. Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

11.      Independent Auditors' Consent, is filed electronically herewith.

12.      None.

13.      Not Applicable.

14. Forms of Keogh, IRA and other retirement plans, filed as Exhibits 14(a) through 14(n) to IDS Growth Fund, Inc., Post-Effective Amendment No. 19 to Registration Statement No. 2-54516 are incorporated herein by reference.

15. Copy of Plan and Agreement of Distribution between Registrant and American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 15 to Registrant's Post-Effective Amendment No. 34 to Registration Statement No. 2-63552, is incorporated herein by reference.

16. Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22, filed electronically as
         Exhibit 16(b)to Registrant's Post-Effective Amendment No. 25 to Registration Statement No. 2-63552 is incorporated herein by reference.

17.      Financial Data Schedules,are filed electronically herewith.

18. Copy of 18f-3 plan, dated May 9, 1997, filed electronically on or about January 26, 1998 as Exhibit 18 to IDS Equity Select Fund, Inc.'s
         Post-Effective   Amendment  No.  86  to Registration Statement No.
         2-13188, is incorporated herein by reference.

19(a). Directors' Power of Attorney dated January 7,1998 to sign amendments to this Registration Statement is filed electronically herewith as
         Exhibit 19(a).

19(b). Officers' Power of Attorney dated November 1, 1995, to sign amendments to this Registration Statement, filed electronically herewith as
         Exhibit 19(b) to Registrant's Post-Effective Amendment No. 33, is incorporated herein by reference.

19(c). Trustees Power of Attorney dated January 7, 1998, is filed electronically herewith as Exhibit 19(c).

19(d) Officers' Power of Attorney dated April 11, 1996 filed electronically as Exhibit 19(d) to Registrant's Post-Effective Amendment No. 34 to Registration Statement No.2-63552, is incorporated herein by reference.

Item 25. Persons Controlled by or under Common Control with Registrant

                  None.

Item 26. Number of Holders of Securities

       (1)                          (2)

                            Number of Record
     Title of                      as of
     Class                     Jan. 13, 1998

     Common Stock
     Class A                     148,544
     Class B                       8,197
     Class Y                           2

Item 27.  Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 29(c).  Not applicable.

Item 30.     Location of Accounts and Records

             American Express Financial Corporation
             IDS Tower 10
             Minneapolis, MN  55440

Item 31.     Management Services

             Not Applicable.

Item 32.     Undertakings

             (a)  Not Applicable.
             (b)  Not Applicable.
             (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                              SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS High Yield Tax-Exempt Fund Inc., certifies that it meets the requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and the State of Minnesota on the 26th day of January, 1998.


IDS HIGH YIELD TAX-EXEMPT FUND, INC.


By___________________________________
     Matthew N. Karstetter, Treasurer


By /s/   William R. Pearce**
         William R. Pearce, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of January, 1998.

Signature                                   Capacity

/s/  William R. Pearce**                    President and Principal
     William R. Pearce                      Executive Officer and
                                            Director

/s/  H. B. Atwater, Jr.*                    Director
     H. Brewster Atwater, Jr.


/s/  Lynne V. Cheney*                       Director
     Lynne V. Cheney


/s/  William H. Dudley*                     Director
     William H. Dudley


/s/  David R. Hubers*                       Director
     David R. Hubers


/s/  Heinz F. Hutter*                       Director
     Heinz F. Hutter

Signature                                   Capacity


/s/  Anne P. Jones*                         Director
     Anne P. Jones


/s/  Alan K. Simpson*                       Director
     Alan K. Simpson


/s/  Edson W. Spencer*                      Director
     Edson W. Spencer


/s/  John R. Thomas*                        Director
     John R. Thomas


/s/  Wheelock Whitney*                      Director
     Wheelock Whitney


/s/  C. Angus Wurtele*                      Director
     C. Angus Wurtele


*Signed pursuant to Directors' Power of Attorney dated January 7, 1998, filed electronically as Exhibit 19(a) herewith by:



------------------------------
Leslie L. Ogg

**Signed pursuant to Officers' Power of Attorney dated November 1, 1995, filed electronically as Exhibit 19(b) to Registrant's Post-Effective Amendment
No. 33, by:



------------------------------
Leslie L. Ogg

                             SIGNATURE

Pursuant to the requirement of the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota, on the 26th day of January, 1998.


                  TAX-FREE INCOME TRUST



                  By___________________________________
                      Matthew N. Karstetter, Treasurer


                  By /s/ William R. Pearce**
                         William R. Pearce, Chief Executive Officer


Pursuant to the requirements of the Investment Company Act of 1940, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of January, 1998.

Signatures                                  Capacity


/s/  William R. Pearce*                     Trustee
     William R. Pearce


/s/  H. Brewster Atwater, Jr.*              Trustee
     H. Brewster Atwater, Jr.


/s/  Lynne V. Cheney*                       Trustee
     Lynne V. Cheney


/s/  William H. Dudley*                     Trustee
     William H. Dudley


/s/  David R. Hubers*                       Trustee
     David R. Hubers

Signatures                                  Capacity


/s/  Heinz F. Hutter*                       Trustee
     Heinz F. Hutter


/s/  Anne P. Jones*                         Trustee
     Anne P. Jones


/s/  Alan K. Simpson*                       Trustee
     Alan K. Simpson


/s/  Edson W. Spencer*                      Trustee
     Edson W. Spencer


/s/  John R. Thomas*                        Trustee
     John R. Thomas


/s/  Wheelock Whitney*                      Trustee
     Wheelock Whitney


/s/  C. Angus Wurtele*                      Trustee
     C. Angus Wurtele

* Signed pursuant to Trustees Power of Attorney dated January 7, 1998, filed electronically as Exhibit 19(c) herewith by:




______________________________________
Leslie L. Ogg

** Signed pursuant to Officers Power of Attorney dated April 11, 1996, filed electronically as Exhibit 19(d) to Registrant's Post-Effective Amendmen
No. 34, by:



______________________________________
Leslie L. Ogg

CONTENTS OF THIS
POST-EFFECTIVE AMENDMENT NO. 35
TO REGISTRATION STATEMENT NO. 2-63552


This post-effective amendment comprises the following papers and documents:

The facing sheet.

Cross reference sheet.

Part A.

     The prospectus.

Part B.

     Statement of Additional Information.

     Financial Statements.

Part C.

     Other information.

     Exhibits.

The signatures.